February 14, 1997


To Shareholders of the following series of the Manning & Napier Fund:

          Small Cap Series
          Technology Series
          International Series
          World Opportunities Series
          New York Tax Exempt Series
          Ohio Tax Exempt Series
          Diversified Tax Exempt Series

Dear Shareholder:

Enclosed are copies of the Annual Reports for each of the above Series of the Manning & Napier Fund in which you owned shares as of December 31, 1996. The reports include information about the Series performance as well as portfolio listings as of that date.

Please contact our Fund Services department at 1-800-4MN-FUND (1-800-466-3863) or your Client Consultant if you have any questions about your holdings in the Manning & Napier Fund.

Sincerely,


/s/ Amy J. Williams
Amy J. Williams
Fund Services Coordinator

Manning & Napier Fund, Inc.
World Opportunities Series

Annual Report
December 31, 1996

Management Discussion and Analysis

Dear Shareholders:

The World Opportunities Series was activated on September 6, 1996. The objective of this Series is to provide long-term growth through investments in common stocks of companies throughout the world. Stocks are chosen for inclusion in the portfolio through analysis of individual companies using Manning & Napiers traditional investment strategies and pricing disciplines.

As you might expect from an investment approach which emphasizes individual security selection, portfolio holdings have been chosen selectively. By the end of 1996, the portfolio was fully invested, and sixteen countries, including the United States, were represented in the Series portfolio. The holdings include stocks of Asian, European, North American, and Latin American companies. Our analysts also examine the currencies of the countries in which stocks are held, and currencies are hedged where appropriate.

The last two years have seen extraordinary returns in the U.S. stock market, while international stocks have turned in strong, but less remarkable, returns. We feel that the high valuation of the U.S. market is a compelling argument for diversifying the stock portion of your portfolio by adding international securities.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.






Performance Update as of December 31, 1996

Manning & Napier Fund, Inc.
World Opportunities Series

                                                                Total Return
Through                                     Growth of $10,000                  Average
12/31/96                                    Investment          Cumulative     Annual

Inception 2                                 $           10,482          4.82%  N/A








S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

Inception 2                 $           11,372         13.72%  N/A








Morgan Stanley Capital
International World Index

                                               Total Return
Through                    Growth of $10,000                  Average
12/31/96                   Investment          Cumulative     Annual

Inception 2                $           10,865          8.65%  N/A



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - World Opportunities Series from its inception (9/6/96) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return Index and the Morgan Stanley Capital International World Index. 1

<graphic>
<line chart>
Data for line chart to follow:





Date      Manning & Napier World     Standard & Poors      Morgan Stanley Capital
           Opportunities Series   500 Total Return Index  International World Index

09/06/96                  10,000                  10,000                     10,000
09/30/96                  10,040                  10,497                     10,390
10/31/96                   9,930                  10,787                     10,460
11/30/96                  10,330                  11,602                     11,044
12/31/96                  10,482                  11,372                     10,865



1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,570 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New
Zealand  and  the  Far  East.   The Morgan Stanley Capital International World
Index is
denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from September 6, 1996, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.







Investment Portfolio - December 31, 1996
                                                                Value
                                                   Shares      (Note 2)

COMMON STOCK - 91.5%

BRAZIL - 3.9%
HOUSEHOLD APPLIANCES - 3.9%
    Brasmotor S.A. (Identified Cost $2,920,284)  10,800,000  $ 3,000,297

GERMANY - 2.2%
FOOTWEAR & RELATED APPAREL - 2.2%
   Adidas AG (Identified Cost $1,651,677)            19,800    1,711,052

HONG KONG - 17.5%
BEVERAGES - 2.6%
    Vitasoy Intl. Holdings Ltd.                   4,610,000    2,011,591

BROADCAST MEDIA - 4.1%
    Television Broadcasts Ltd.                      800,000    3,196,049

COMPUTER EQUIPMENT - 2.7%
    Varitronix International Ltd.                 1,151,000    2,083,379

ELECTRONIC PRODUCTS - 1.7%
    VTech Holdings Ltd.                             720,000    1,293,934

HOUSEHOLD APPLIANCES - 2.0%
    Guangdong Kelon Electronics Hldg.             2,348,000    1,517,865

SOFTWARE - 4.4%
   Founder Hong Kong Ltd.*                        8,848,000    3,403,275

TOTAL HONG KONG SECURITIES
   (Identified Cost $12,937,016)                              13,506,093

INDONESIA - 3.4%
TOBACCO - 3.4%
    PT Hanjaya Mandala Sampoerna
    (Identified Cost $2,238,889)                    495,000    2,639,436

ITALY - 3.1%
ENERGY SOURCES - OIL/GAS - 3.1%
   Edison S.p.A. (Identified Cost $2,322,193)       375,000    2,371,536

JAPAN - 9.3%
SOFTWARE - 4.7%
    NTT Data Corp.                                      125    3,662,471




The accompanying notes are an integral part of the financial statements.
3








Investment Portfolio - December 31, 1996

                                                                      Value
                                                          Shares    (Note 2)

ELECTRONIC PRODUCTS - 4.6%
    Toshiba Corp.                                         570,000  $3,586,499

TOTAL JAPANESE SECURITIES
   (Identified Cost $7,352,229)                                     7,248,970

SOUTH KOREA - 2.9%
ELECTRONIC PRODUCTS - 2.9%
    Samsung Electronics Co. (Identified Cost $3,113,103)   42,000   2,272,561

NETHERLANDS - 2.7%
RETAIL - FOOD - 2.7%
    Koninklije Ahold NV (Identified Cost $1,957,575)       34,000   2,124,619

SWITZERLAND - 2.7%
FOOD - MISCELLANEOUS - 2.7%
    Nestle SA (Identified Cost $2,120,230)                  1,920   2,056,671

UNITED KINGDOM - 3.9%
FOOD - MISCELLANEOUS - 3.9%
   Grand Metropolitan PLC (Identified Cost $2,863,704)    380,000   2,987,815

UNITED STATES - 39.9%
CRUDE PETROLEUM & NATURAL GAS - 5.1%
   YPF Sociedad Anonima - ADR                             156,000   3,939,000

JEWELRY - 4.2%
    Tag Heuer International SA - ADR*                     200,000   3,225,000

MACHINERY - 2.3%
    ASM Lithography Hldg. - ADR*                           35,000   1,743,438

PHOTOGRAPHIC EQUIPMENT & SUPPLIES - 3.7%
   Eastman Kodak Co.                                       36,000   2,889,000

RETAIL - WHOLESALE - 2.4%
   Coleman Company, Inc.*                                 134,000   1,842,500

TELECOMMUNICATIONS - 22.2%
   EQUIPMENT - 9.0%
   ECI Telecommunications, Ltd.                           152,000   3,230,000
   Nokia Corp. Ab - ADR                                    65,000   3,745,625
                                                                    6,975,625



The accompanying notes are an integral part of the financial statements.
4








Investment Portfolio - December 31, 1996
                                                            Shares           Value
                                                       Principal/Amount     (Note 2)

TELECOMMUNICATIONS (continued)

SERVICE - 13.2%
   Compania Anonima Nacional Telefonos de
   Venezuela (CANTV) - ADR*                                       95,000  $ 2,671,875
   Stet Societa' Finanziaria Telefonica S.p.A. - ADR              85,000    3,771,875
   Telecomunicacoes Brasileiras - ADR                             40,000    3,060,000
   Vimpel Communications - ADR*                                   30,000      708,750
                                                                           10,212,500
                                                                           17,188,125

TOTAL UNITED STATES SECURITIES
   (Identified Cost $28,541,345)                                           30,827,063

TOTAL COMMON STOCK
   (Identified Cost $68,018,245)                                           70,746,113

SHORT-TERM INVESTMENTS - 7.7%
   Federal National Mortgage Corporation Discount
            Note, 1/28/97                              $       6,000,000    5,974,846
   Dreyfus U.S. Treasury Money Market                                228          228

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $5,975,074)                                             5,975,074

TOTAL INVESTMENTS - 99.2%
   (Identified Cost $73,993,319)                                           76,721,187

OTHER ASSETS, LESS LIABILITIES - 0.8%                                         598,315

NET ASSETS -100%                                                          $77,319,502




*Non-income producing security.







FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $73,993,319 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 4,983,589

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (1,874,019)

UNREALIZED APPRECIATION - NET                                                       $ 3,109,570


The accompanying notes are an integral part of the financial statements.







INDUSTRY CONCENTRATION (AS A PERCENT OF NET ASSETS)

Telecommunication- Equipment & Service               22.2%
Food - Retail/Miscellaneous                           9.3%
Electronic Products                                   9.2%
Software                                              9.1%
Beverage & Tobacco                                    6.0%
Household Appliances                                  5.9%
Crude Petroleum & Natural Gas                         5.1%
Jewelry                                               4.2%
Broadcast Media                                       4.1%
Photographic Equipment & Supplies                     3.7%
Energy Sources -Oil/Gas                               3.1%
Computer Equipment                                    2.7%
Machinery                                             2.3%
Footwear & Related Apparel                            2.2%
Retail - Wholesale                                    2.4%

Total Common Stock                                   91.5%



The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $73,993,319)
    (Note 2)                                                         $76,721,187
Foreign currency, at value (cost $1,233,378)                           1,232,914
Cash                                                                     600,209
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                            12,786,593
Receivable for fund shares sold                                           41,590
Dividends receivable                                                      36,011

TOTAL ASSETS                                                          91,418,504

LIABILITIES:

Accrued management fees (Note 3)                                          63,528
Accrued Directors' fees (Note 3)                                           1,667
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                  12,404,891
Payable for securities purchased                                       1,155,332
Payable for fund shares redeemed                                         436,235
Audit fee payable                                                          8,000
Custodian fee payable                                                      7,160
Other payables and accrued expenses                                        3,371

TOTAL LIABILITIES                                                     14,080,184

NET ASSETS FOR 7,418,858 SHARES
   OUTSTANDING                                                       $77,338,320

NET ASSETS CONSIST OF:

Capital stock                                                        $    74,188
Additional paid-in-capital                                            74,129,697
Accumulated net realized gain on investments                              21,631
Net unrealized appreciation on investments, foreign currency,
      forward currency contracts, and other assets and liabilities     3,112,804

TOTAL NET ASSETS                                                     $77,338,320

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($77,338,320/7,418,858 shares)                                     $     10.42



The accompanying notes are an integral part of the financial statements.
7

Statement of Operations






FOR THE PERIOD SEPTEMBER 6, 1996 (COMMENCEMENT OF OPERATIONS) TO DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                                             $  501,370
Dividends (net of withholding)                                                          130,415

Total Investment Income                                                                 631,785

EXPENSES:

Management fees (Note 3)                                                                224,344
Directors' fees (Note 3)                                                                  3,334
Custodian fee                                                                            24,856
Audit fee                                                                                 8,000
Miscellaneous                                                                             4,175

Total Expenses                                                                          264,709

NET INVESTMENT INCOME                                                                   367,076

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                                                  90,342
    Foreign currency and forward foreign currency
      exchange contracts                                                                  3,047

Net realized gain on investments                                                         93,389

Net change in unrealized appreciation on -
   Investments                                                                        2,727,868
   Foreign currency and forward currency contracts and other
      assets and liabilities                                                            384,936

Net unrealized appreciation on investments                                            3,112,804

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                                     3,206,193

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                                                   $3,573,269



The accompanying notes are an integral part of the financial statements.
8

Statement of Changes in Net Assets








                                                           For the Period
                                                        9/6/96 (commencement
                                                           of operations)
                                                            to 12/31/96
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                  $             367,076
Net realized gain on investments                                      93,389
Net change in unrealized appreciation on investments               3,112,804

Net increase in net assets from operations                         3,573,269

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                          (370,123)
From net realized gain on investments                                (68,711)

Total distributions to shareholders                                 (438,834)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share
   transactions (Note 5)                                          74,203,885

Net increase in net assets                                        77,338,320

NET ASSETS:

Beginning of period                                                       --

End of period                                          $          77,338,320




The accompanying notes are an integral part of the financial statements.
9

Financial Highlights







                                                                     For the Period
                                                                  9/6/96 (commencement
                                                                     of operations)
                                                                      to 12/31/96

PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
THE PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $               10.00

Income from investment operations:
   Net investment income                                                         0.051
   Net realized and unrealized gain
      on investments                                                             0.429

Total from investment operations                                                 0.480

Less distributions to shareholders:
   From net investment income                                                   (0.051)
   From net realized gain on investments                                        (0.009)

Total distributions to shareholders                                             (0.060)

NET ASSET VALUE - END OF PERIOD                                  $               10.42

Total return 1:                                                                   4.82%

Ratios of expenses (to average net assets) /
   Supplemental Data:
   Expenses                                                                     1.17%2
   Net investment income                                                        1.54%2

Portfolio turnover                                                                   1%

Average commission rate paid                                     $              0.0065

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $              77,338

1  Represents aggregate total return for the period indicated.
2  Annualized.



The accompanying notes are an integral part of the financial statements.
10

Notes to Financial Statements


1.     ORGANIZATION

          World Opportunities Series (the "Fund") is a no-load non-diversified
series  of  Manning  &          Napier  Fund,  Inc.  (the "Corporation").  The
Corporation  is  organized  in  Maryland          and  is registered under the
Investment Company Act of 1940, as amended, as an open- end management investment company.

          Shares of the Fund are offered to clients and employees of Manning &
Napier  Advisors,          Inc.  (The  Advisor) and its affiliates.  The total
authorized  capital  stock of the          Corporation consists of one billion
shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as World Opportunities Series
Class     U Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily
traded.    Securities  not traded on valuation date or          securities not
listed on an exchange are valued at the latest quoted bid price.

          Debt  securities,  including  government  bonds  and mortgage backed
securities, will     normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the
Fund's  pricing         service are valued at fair value as determined in good
faith  by  Advisor  under  procedures     established by and under the general
supervision and responsibility of the Fund's     Board     of Directors.

      Short-term investments that mature in sixty (60) days or less are valued
at amortized cost     which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
purchased  or  sold.     Dividend income is recorded on the ex-dividend date.
Interest income and expenses are     recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund.
Expenses  which        cannot be directly attributed are apportioned among the
funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The  Fund's  policy is to comply with the provisions of the Internal
Revenue  Code          applicable to regulated investment companies.  The Fund
is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or
excise     tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or
loss  on           investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are
determined  in        accordance with federal income tax regulations which may
differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from
distributions            to shareholders during such period.  As a result, the
Fund  may  periodically  make                       reclassification among its
capital accounts without impacting the Fund's net asset value.

     The Fund hereby designates $36,569 as capital gain dividends for the year
ended          December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following
basis:  a)  investment  securities,          other  assets and liabilities are
converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into
  U.S.  dollars  based  upon  the  currency  exchange  rates prevailing on the
respective dates of     such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if
the  counterparties  to  a        contract are unable to meet the terms of the
contract or if the value of the foreign currency     moves unfavorably.

     All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has
been  closed.    Realized  and  unrealized  gain  or       loss arising from a
transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

         The Fund regularly trades forward foreign currency exchange contracts
with  off-balance          sheet  risk  in  the normal course of its investing
activities to assist in managing exposure to changes in foreign currency exchange rates.

        The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and
does  not  necessarily         represent the amounts potentially at risk.  The
measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on December 31, 1996 is as follows:





                                         Net Unrealized
Settlement  Contracts      In Exchange      Contracts      Appreciation/
   Date     to Deliver         For          At Value      (Depreciation)

  04/04/97  Dutch Guilder  $  1,976,168  $     1,950,409  $        25,759
  01/08/97  Japanese Yen      1,263,923        1,202,736           61,187
  01/08/97  Japanese Yen      1,215,371        1,176,778           38,593
  04/04/97  Japanese Yen      3,637,160        3,634,286            2,874
  04/04/97  Swiss Franc      1,217,137        1,128,987           88,150
  04/04/97  Swiss Franc        568,736          526,860           41,876
  04/04/97  Swiss Franc        798,722          752,658           46,064
  04/04/97  Swiss Franc      2,109,375        2,032,176           77,199


       On December 31, 1996, the Fund had sufficient cash and/or securities to
cover any     commitments under these contracts.

Notes to Financial Statements

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $224,344 for the period September 6, 1996 (commencement of operations) to December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and
all  personnel  of  the  Fund  or  of the          Advisor performing services
relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage
commissions,  and  extraordinary          expenses)  exceed  the limits set by
applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder
servicing  agent  for  the          Fund.    These services are provided at no
additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $3,334 for the
period  September  6,        1996 (commencement of operations) to December 31,
1996.

Notes to Financial Statements

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were
$68,223,244  and      $294,390, respectively, for the period September 6, 1996
(commencement of operations) to     December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of World Opportunities Series were:





              For the Period 9/6/96
                 (commencement of
             operations) to 12/31/96


                      Shares              Amount
             ------------------------  ------------

Sold                       7,582,503   $75,856,659
Reinvested                    43,147       433,194
Repurchased                 (206,792)   (2,085,968)
Total                      7,418,858   $74,203,885



6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with
investing  in  securities  of  U.S.  companies          and  the United States
government.    These  risks  include  revaluation of currencies and future adverse  political  and  economic  developments.  Moreover, securities of many
foreign        companies and foreign governments and their markets may be less
liquid  and  their  prices          more  volatile than of those securities of
comparable U.S. companies and the United States          government.

Independent Auditors' Report


TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- WORLD OPPORTUNITIES SERIES:

We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- World Opportunities Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations, the statement of changes in net assets, and the financial highlights for the period September 6, 1996 (commencement of operations) to December 31, 1996. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- World Opportunities Series as of December 31, 1996, the results of its operations, the changes in its net assets, and the financial highlights for the period September 6, 1996 (commencement of operations) to December 31, 1996 in conformity with generally accepted accounting principles.
COOPERS & LYBRAND L.L.P.
BOSTON, MASSACHUSETTS
JANUARY 23, 1997

Manning & Napier Fund, Inc.

Diversified Tax Exempt Series

Annual Report
December 31, 1996

Management Discussion and Analysis

Dear Shareholders:

A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short_term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential election. Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will be remembered as 1996. We would like to point out, however, that it is short_term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long_term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

A GROWTH AND INFLATION SCARE:

At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in fixed income securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. assets. As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e., people thought Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

As  spring  began,  the  bond  markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to emerge. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

In the near_term, no one likes to see rising interest rates, but over the longer_term, if one expects inflation to remain under control, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

THE ELECTION:

As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax cuts. It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction. That bodes well for all fixed income markets, including munis.

Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance. With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years. The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we have had a presidential campaign in which the Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

1997 AND BEYOND:

At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns. The short_term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long_term overview. In essence, 1996 was a small piece of the big picture.

Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds and pre_refunded bonds. Revenue bonds were restricted primarily to those that were backed by necessary services. We believe that the bumps in the road in 1996 have set the stage for a solid turnaround in 1997.

CONCLUSION:

While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile to note that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>
Data for chart to follow:

Portfolio Composition** -As of 12/31/96

General Obligation Bonds -80%
Revenue Bonds - 17%
Pre-Refunded Bonds - 3%

**As a percentage of municipal securities.

<graphic>
<pie chart>
Data for chart to follow:






Quality Ratings* - As of 12/31/96

Aaa                                 73%
Aa                                  22%
A                                    5%



*Using Moodys Ratings, as a percent of municipal securities.

Performance Update as of December 31, 1996





Manning & Napier Fund, Inc.
Diversified Tax Exempt Series

                                                   Total Return
Through                        Growth of $10,000                  Average
12/31/96                       Investment          Cumulative     Annual

One Year                       $           10,333          3.33%     3.33%
Inception 2                    $           11,370         13.70%     4.55%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
Through                                     Growth of $10,000                  Average
12/31/96                                    Investment          Cumulative     Annual

One Year                                    $           10,464          4.64%     4.64%
Inception 2                                 $           11,520         15.20%     5.03%


The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Diversified
Tax Exempt Series from its inception
(2/14/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

<graphic>
<line chart>for chart to follow:






Date      Manning & Napier Diversified  Merrill Lynch Intermediate
               Tax Exempt Series             Municipal Index

01/17/94                        10,000                      10,000
06/30/94                         9,600                       9,652
12/31/94                         9,461                       9,709
06/30/95                        10,311                      10,478
12/31/95                        11,003                      11,009
06/30/96                        10,867                      11,068
12/31/96                        11,370                      11,520



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                              Principal     Value
                                                                Amount    (Note 2)

MUNICIPAL SECURITIES - 95.4%

ALASKA - 1.9%
Anchorage, G.O. Bond, 6.10%, 8/1/2004                         $  300,000  $323,331

ARIZONA - 2.7%
Central Arizona Water Conservation District, Revenue
   Bond, 4.70%, 5/1/2004                                         200,000   199,694
Maricopa County School District No. 097 Deer Valley,
   G.O. Bond, Series A, 5.20%, 7/1/2007                          250,000   254,693
                                                                           454,387

COLORADO - 1.1%
El Paso County School District No. 020, G.O. Bond,
   Series A, 6.20%, 12/15/2007                                   160,000   177,754

DELAWARE - 1.2%
Wilmington, G.O. Bond, Series B, 5.90%, 4/1/2000                 200,000   209,718

DISTRICT OF COLUMBIA - 1.3%
District of Columbia, G.O. Bond, Series A, 7.65%,
   12/1/2003                                                     200,000   217,022

FLORIDA - 2.9%
Dade County School District, G.O. Bond, 6.125%, 8/1/2008         150,000   160,532
Florida State Board of Education Capital Outlay Public
   Edu., G.O. Bond Series C, 5.60%, 6/1/2025                     135,000   134,422
Florida State Dept. of Environmental Preservation 2000,
   Revenue Bond, Series A, 4.50%, 7/1/2003                       200,000   199,388
                                                                           494,342

GEORGIA - 4.6%
Atlanta, G.O. Bond, 5.60%, 12/1/2018                             350,000   349,017
Georgia, G.O. Bond, Series B, 5.65%, 3/1/2012                    200,000   207,684
Glynn County Board of Education, G.O. Bond, 5.00%,
   7/1/2006                                                      200,000   202,110
                                                                           758,811

HAWAII - 1.7%
Hawaii, G.O. Bond, Series CH, 6.00%, 11/1/2007                   260,000   282,430

IDAHO - 0.6%
Ada & Canyon Counties Joint School District No. 2 Meridian,
   G.O. Bond, 5.10%, 7/30/2005                                   100,000   103,080



The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - December 31, 1996







                                                                     Principal     Value
                                                                       Amount    (Note 2)

ILLINOIS - 4.4%
Aurora, G.O. Bond, 5.80%, 1/1/2012                                   $  190,000  $194,685
Chicago Schools Financial Authority, G.O. Bond, 5.00%,
   6/1/2007                                                             200,000   197,280
Chicago, G.O. Bond, Series A, 5.875%, 1/1/2022                          100,000   100,541
Illinois, Certificate Participation, Series 1995A, 5.60%, 7/1/2010      100,000   101,619
Tazewell County Community High School District No.
   303 Pekin, G.O. Bond, 5.50%, 1/1/2011                                150,000   150,343
                                                                                  744,468

INDIANA - 1.7%
Bloomington Sewer Works, Revenue Bond, 5.80%,
   1/1/2011                                                             150,000   154,402
Lafayette Waterworks, Revenue Bond, 4.90%, 7/1/2006                     140,000   138,327
                                                                                  292,729

IOWA - 2.2%
Cedar Rapids, G.O. Bond, 6.45%, 6/1/2014                                350,000   369,880

KENTUCKY - 3.4%
Jefferson County School District Finance Corp. School
   Building, Revenue Bond, Series A, 5.00%, 2/1/2011                    300,000   291,135
Kentucky State Turnpike Authority Revitalization
    Projects, Revenue Bond, 6.50%, 7/1/2008                             250,000   282,030
                                                                                  573,165

MAINE - 1.7%
Hermon, G.O. Bond, 5.60%, 11/1/2013                                      75,000    75,746
Portland, G.O. Bond, 6.20%, 4/1/2006                                    200,000   219,922
                                                                                  295,668

MASSACHUSETTS - 3.3%
Martha's Vineyard Regional High School District No. 100,
   G.O. Bond, 6.70%, 12/15/2014                                         200,000   223,804
Massachusetts Municipal Electric Supply System,
   Revenue Bond, Series A, 5.00%, 7/1/2017                              200,000   184,790
Massachusetts Water Authority General Ref., Revenue Bond,
   Series B, 5.25%,  3/1/2013                                           155,000   151,035
                                                                                  559,629



The accompanying notes are an integral part of the financial statements.

Investment Portfolio - December 31, 1996









                                                            Principal     Value
                                                              Amount    (Note 2)

MARYLAND - 3.8%
Baltimore Water Project, Revenue Bond, Series A,
   5.55%, 7/1/2009                                          $  260,000  $267,350
Prince Georges County Public Improvement, G.O. Bond,
   5.00%, 3/15/2014                                            200,000   191,308
Washington County Public Improvement, G.O. Bond,
   4.875%, 1/1/2010                                            200,000   191,724
                                                                         650,382

MICHIGAN - 4.4%
Comstock Park Public Schools, G.O. Bond, 5.50%,
   5/1/2011                                                    150,000   151,294
Dearborn School District, G.O. Bond, 5.10%, 5/1/2006           200,000   201,606
Farmington Hills, G.O. Bond, 5.80%, 10/1/2006                   50,000    52,612
Farmington Hills, G.O. Bond, 5.90%, 10/1/2007                   75,000    78,960
Farmington Hills, G.O. Bond, 5.70%, 10/1/2005                   65,000    68,409
Pinckney Community Schools, G.O. Bond, 5.00%,
   5/1/2014                                                    200,000   188,902
                                                                         741,783

MINNESOTA - 4.1%
Minneapolis, G.O. Bond, Series B, 5.20%, 3/1/2013              300,000   294,321
Minnesota Various Purpose, G.O. Bond, 6.60%, 8/1/1999          200,000   212,240
Western Minnesota Municipal Power Agency, Revenue
   Bond, 6.625%, 1/1/2016                                      175,000   193,615
                                                                         700,176

MISSISSIPPI - 1.3%
Mississippi, G.O. Bond, 6.30%, 12/1/2006                       200,000   222,338

MISSOURI - 1.5%
Missouri State Ref.- Third Street Building, G.O. Bond,
   Series A, 5.125%, 8/1/2009                                  250,000   250,757

Montana - 1.1%
Montana Long Range Building Project, G.O. Bond, Series A,
   4.875%, 8/1/2010                                            200,000   193,526



The accompanying notes are an integral part of the financial statements.
8

Investment Portfolio - December 31, 1996







                                                            Principal     Value
                                                              Amount    (Note 2)

NEVADA - 3.7%
Clark County School District, G.O. Bond, 6.00%,
   6/15/2002                                                $  100,000  $106,883
Henderson Water, G.O. Bond, Series A, 5.65%, 12/1/2003         300,000   317,940
Nevada State Project No. 42, G.O. Bond, 5.70%, 9/1/2008        200,000   208,750
                                                                         633,573

NEW HAMPSHIRE - 1.3%
New Hampshire, G.O. Bond, 6.60%, 9/1/2014                      200,000   224,456

NEW JERSEY - 2.8%
New Jersey State Highway Authority, Garden State
   Parkway, Revenue Bond, 5.50%, 1/1/2000                      200,000   206,802
West Windsor Plainsboro, G.O. Bond, 5.25%, 12/1/2004           250,000   259,662
                                                                         466,464

NEW MEXICO - 1.2%
Albuquerque, G.O. Bond, Series A & B, 4.70%, 7/1/2000          200,000   202,574

NEW YORK - 3.4%
New York State Thruway Authority, Revenue Bond,
   Series A, 5.50%, 1/1/2023                                   200,000   193,820
Sands Point, G.O. Bond, 6.70%, 11/15/2013                      350,000   383,838
                                                                         577,658

NORTH CAROLINA - 2.4%
Charlotte Public Improvement, G.O. Bond, 5.70%, 2/1/2002       200,000   212,168
North Carolina State Prison Facilities, G.O. Bond, 4.80%,
   3/1/2009                                                    200,000   194,068
                                                                         406,236

OHIO - 2.5%
Ohio Public Facilities, Community Higher Education,
   Revenue Bond, Series II-A, 4.25%, 12/1/2002                 200,000   196,220
Summit County Various Purpose, G.O. Bond, 6.625%,
   12/1/2012                                                   200,000   219,436
                                                                         415,656

OREGON - 1.5%
Salem Pedestrian Safety Impts, G.O. Bond, 5.50%, 5/1/2010      255,000   259,447



The accompanying notes are an integral part of the financial statements.
9

Investment Portfolio - December 31, 1996







                                                        Principal     Value
                                                          Amount    (Note 2)

PENNSYLVANIA - 3.3%
Cambria County, G.O. Bond, Series A, 6.10%, 8/15/2016   $  350,000  $366,300
Pennsylvania State, G.O. Bond, Second Series, 6.00%,
   7/1/2005                                                 90,000    97,401
Pennsylvania State, G.O. Bond, First Series, 5.30%,
   5/1/2005                                                100,000   103,325
                                                                     567,026

RHODE ISLAND - 1.9%
Rhode Island State, G.O. Bond, Series A, 6.20%,
   6/15/2004                                               300,000   325,629

SOUTH CAROLINA - 3.3%
South Carolina State Capital Improvement, G.O. Bond,
   4.10%, 4/1/2001                                         200,000   197,960
South Carolina State Highway, G.O. Bond, Series B,
   5.625%, 7/1/2010                                        350,000   363,986
                                                                     561,946

TENNESSEE - 2.9%
Johnson City School Sales Tax, G.O. Bond, 6.70%,
   5/1/2021                                                350,000   386,495
Lawrence County, G.O. Bond, 6.60%, 3/1/2013                100,000   109,178
                                                                     495,673

TEXAS - 1.2%
Dallas Waterworks & Sewer, Revenue Bond, 5.625%,
   4/1/2009                                                200,000   204,456

UTAH - 4.2%
Alpine School District, G.O. Bond, 5.375%, 3/15/2009       250,000   252,520
Nebo School District, G.O. Bond, 6.00%, 6/15/2018          450,000   461,403
                                                                     713,923

VIRGINIA - 2.8%
Franklin County Capital Improvement , G.O. Bond,
   6.60%, 7/15/2013                                        250,000   272,720
Loudoun County, G.O. Bond, Series A, 4.50%, 10/1/1997      200,000   201,492
                                                                     474,212



The accompanying notes are an integral part of the financial statements.
10

Investment Portfolio - December 31, 1996






                                                          Principal Amount/      Value
                                                                Shares          (Note 2)

WASHINGTON - 4.2%
Kitsap County School District, G.O. Bond, 6.625%,
   12/1/2008                                              $          350,000  $   377,132
Seattle, G.O. Bond, Series A, 5.75%, 1/15/2020                       230,000      230,635
Seattle Met. Municipality, G.O. Bond, 5.65%, 1/1/2020                100,000       98,985
                                                                                  706,752

WISCONSIN - 1.9%
Wisconsin State, G.O. Bond, Series A, 5.75%, 5/1/2001                300,000      315,678

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $15,660,961)                                               16,166,735

SHORT-TERM INVESTMENTS - 2.9%
   Dreyfus Municipal Reserves (Identified Cost $495,430)             495,430      495,430

TOTAL INVESTMENTS - 98.3%
(Identified Cost $16,156,391)                                                  16,662,165

OTHER ASSETS, LESS LIABILITIES - 1.7%                                             286,518

NET ASSETS - 100%                                                             $16,948,683




Key -
G.O. Bond - General Obligation Bond
Impt. - Improvement
Ref. - Referendum
Met. - Metropolitan



FEDERAL TAX INFORMATION:
At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $16,156,391 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost       $538,374

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value        (32,600)

UNREALIZED APPRECIATION - NET                             $505,774

The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities




DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $16,156,391)(Note 2)  $16,662,165
Interest receivable                                              255,833
Receivable for fund shares sold                                   53,120
Prepaid expense                                                      116

TOTAL ASSETS                                                  16,971,234


LIABILITIES:

Accrued management fees (Note 3)                                   7,063
Accrued Directors' fees (Note 3)                                   1,661
Audit fee payable                                                 13,666
Other payables and accrued expenses                                  161

TOTAL LIABILITIES                                                 22,551

NET ASSETS FOR 1,655,972 SHARES
   OUTSTANDING                                               $16,948,683

NET ASSETS CONSIST OF:

Capital stock                                                $    16,559
Additional paid-in-capital                                    16,399,431
Undistributed net investment income                               35,290
Accumulated net realized loss on investments                      (8,371)
Net unrealized appreciation on investments                       505,774

TOTAL NET ASSETS                                             $16,948,683

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($16,948,683/ 1,655,972 shares)                           $     10.23



The accompanying notes are an integral part of the financial statements.
12

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                 $766,794

EXPENSES:

Management fees (Note 3)                                   74,427
Directors' fees (Note 3)                                    6,750
Transfer agent fees (Note 3)                                3,572
Audit fee                                                  12,456
Custodian fee                                               3,500
Registration & filing fees                                  1,413
Miscellaneous                                               2,753

Total Expenses                                            104,871

NET INVESTMENT INCOME                                     661,923

REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS:

Net realized loss on investment (identified cost basis)       (92)
Net change in unrealized appreciation on investments      (77,279)

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                         (77,371)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                       $584,552






The accompanying notes are an integral part of the financial statements.
13

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $       661,923   $       453,193
Net realized loss on investments                                    (92)           (6,797)
Net change in unrealized appreciation on investments            (77,279)        1,031,995

Net increase in net assets from operations                      584,552         1,478,391


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (634,484)         (453,725)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase from capital share transactions (Note 5)         4,546,467         2,946,569

Net increase in net assets                                    4,496,535         3,971,235

NET ASSETS:

Beginning of period                                          12,452,148         8,480,913

End of period (including undistributed net investment
   income of $35,290 and $7,877, respectively)          $    16,948,683   $    12,452,148



The accompanying notes are an integral part of the financial statements.
14

Financial Highlights





                                                                                                          For the Period
                                                                                                             2/14/94
                                                                         For the Year    For the Year    (commencement of
                                                                            Ended           Ended          operations)
                                                                           12/31/96        12/31/95        to 12/31/94
Per share data (for a share outstanding throughout
each period ):
NET ASSET VALUE - BEGINNING  OF PERIOD                                  $       10.32   $        9.26   $           10.00

Income from investment operations:
   Net investment income                                                        0.434           0.428               0.210
   Net realized and unrealized gain (loss)
      on investments                                                           (0.104)          1.062              (0.749)

Total from investment operations                                                0.330           1.490              (0.539)

Less distributions to shareholders:
   From net investment income                                                  (0.420)         (0.430)             (0.201)

NET ASSET VALUE - END OF PERIOD                                         $       10.23   $       10.32   $            9.26

Total return: 1                                                                  3.33%          16.29%             (5.39)%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                                     0.70%           0.79%         0.85%(2)(3)
    Net investment income                                                        4.44%           4.52%         3.71%(2)(3)

Portfolio turnover                                                                  2%              5%                  4%

NET ASSETS - END OF PERIOD (000'S OMITTED)                              $      16,949   $      12,452   $           8,481


1  Represents aggregate total return for the period indicated.
2  Annualized.
3  The investment advisor waived a portion of its management fee.
If the full fee had been incurred by
the Fund, the net investment income per share would have been $0.186, and the annualized ratios would have been as follows: Expenses - 1.29%; Net investment income - 3.27%.



The accompanying notes are an integral part of the financial statements.
15

Notes to Financial Statements

1.     ORGANIZATION

          Diversified Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Diversified Tax Exempt Series Class
 R Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal

Notes to Financial Statements

     Federal Income Taxes (continued)

       income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $8,371. Of this amount, $889 will expire on December
      31, 2002, $7,390 will expire on December 31, 2003 and $92 will expire on December 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.


          The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $74,427 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $3,572 for the year ended December 31,
 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $4,563,432 and $297,922, respectively, for the year ended December 31, 1996.

NOTES TO FINANCIAL STATEMENTS

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Diversified Tax Exempt Series were:




              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95

                 Shares          Amount         Shares         Amount

Sold                535,294   $ 5,427,100          330,682   $3,323,798
Reinvested           60,908       612,628           43,117      433,995
Repurchased        (147,335)   (1,493,261)         (82,916)    (811,224)
             ---------------  ------------  ---------------  -----------
Total               448,867   $ 4,546,467          290,883   $2,946,569




6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.  No such investments were held by the Fund on December 31, 1996.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- DIVERSIFIED TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Diversified Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Diversified Tax Exempt Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

Ohio Tax Exempt Series

Annual Report

December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

     A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short_term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential election. Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will be remembered as 1996. We would like to point out, however, that it is short_term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long_term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

     A GROWTH AND INFLATION SCARE:

       At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

        Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in fixed income securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. assets. As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e., people thought Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

     As spring began, the bond markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to emerge. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

     In the near_term, no one likes to see rising interest rates, but over the longer_term, if one expects inflation to remain under control, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

     THE ELECTION:

       As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

     Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax cuts. It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction.  That bodes well for all fixed income markets, including munis.

       Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance.  With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years.  The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we have had a presidential campaign in which the Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

     1997 AND BEYOND:

     At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns. The short_term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long_term overview. In essence, 1996 was a small piece of the big picture.

          Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds and pre_refunded bonds. Revenue bonds were restricted primarily to those that were backed by necessary services. We believe that the bumps in the road in 1996 have set the stage for a solid turnaround in 1997.

     CONCLUSION:

          While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile to note that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

We wish you a healthy, happy, and prosperous 1997.

Sincerely,

Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition** - As of 12/31/96

General Obligation Bonds - 63%
Revenue Bonds - 32%
Pre-Refunded Bonds - 5%

**As a percentage of municipal securities.

<graphic>
<pie chart>

Data for chart to follow:






Quality Ratings * -As of 12/31/96

Aaa                                                                  90%
Aa                                                                    5%
A                                                                     3%
Not Rated                                                             2%

*  Using Moody's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1996






            Manning & Napier Fund, Inc.
               Ohio Tax Exempt Series

                                          Total Return
Through     Growth of $10,000                            Average
12/31/96    Investment                    Cumulative     Annual

One Year    $                     10,316          3.16%     3.16%
Inception2  $                     11,331         13.31%     4.43%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
                                            Growth of $10,000                  Average
Through                                     Investment          Cumulative     Annual
12/31/96
One Year                                    $           10,464          4.64%     4.64%
Inception2                                  $           11,520         15.20%     5.03%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Ohio
Tax Exempt Series from its inception
(2/14/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1
<graphic>
<line chart>

Data for chart to follow:







Date      Manning & Napier Ohio  Merrill Lynch Intermediate
            Tax Exempt Series         Municipal Index

01/17/94                 10,000                      10,000
06/30/94                  9,540                       9,652
12/31/94                  9,377                       9,709
06/30/95                 10,288                      10,478
12/31/95                 10,985                      11,009
06/30/96                 10,828                      11,068
12/31/96                 11,331                      11,520



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from February 14, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                             Principal     Value
                                                               Amount    (Note 2)
OHIO MUNICIPAL SECURITIES - 97.5%

Akron Bath Copley Joint Twnshp. Childrens Hos. Med.
   Ctr., Revenue Bond, 7.45%, 11/15/2020                     $   50,000  $ 56,389
Akron Limited Tax, G.O. Bond, 4.10%, 12/1/2001                   65,000    63,896
Akron Waterworks, Revenue Management Bond, 5.70%
   3/1/2007                                                     100,000   105,089
Allen County, G.O. Bond, 5.30%, 12/1/2007                       100,000   101,937
Amherst Police & Jail Facility, G.O. Bond, 5.375%,
   12/1/2012                                                     50,000    50,332
Avon Lake, G.O. Bond, 5.70%, 12/1/2006                           60,000    62,636
Avon Lake, G.O. Bond, 6.00%,12/1/2009                            40,000    41,789
Bedford Heights, G.O. Bond, Series A, 5.65%, 12/1/2014           60,000    62,139
Belmont County, G.O. Bond, 5.15%, 12/1/2010                     100,000    99,163
Bexley City School District, G.O. Bond, 6.50%, 12/1/2016         20,000    22,170
Cincinnati, G.O. Bond, 4.60%,12/1/2003                           50,000    50,071
Clermont County Hospital Facilities Mercy Health Care
   System, Revenue Bond, Series A, 7.625%, 1/1/2015              25,000    26,439
Cleveland City School District, G.O. Bond, 5.875%,
   12/1/2011                                                    125,000   128,291
Cleveland Public Power System Improvement, Revenue
   Bond, 1st Mtg., 8.375%, 8/1/2017                              50,000    52,368
Cleveland Waterworks Revenue Ref. & Impt. - First Meeting,
   Revenue Bond, Series H, 5.50%, 1/1/2010                      170,000   172,807
Cleveland Waterworks, Revenue Bond, 1st Mtg., Series G,
   5.50%, 1/1/2013                                              100,000   101,491
Columbus Limited Tax, G.O. Bond, Series A, 4.85%,
   7/1/2004                                                      50,000    50,817
Columbus, G.O. Bond, Series B, 6.10%, 1/1/2003                  100,000   108,496
Columbus, G.O. Bond, Series D, 5.50%, 9/15/2008                  50,000    51,779
Crawford County, G.O. Bond, 6.75%, 12/1/2019                    175,000   196,688
Cuyahoga County, G.O. Bond, Series A, 4.30%,
   10/1/1999                                                     50,000    50,164
Cuyahoga Falls, G.O. Bond, 7.20%, 12/1/2010                      75,000    82,616
Delaware City School District, Construction & Impt.,
   G.O. Bond, Series B, 5.20%, 12/1/2016                        100,000    95,115
Fairfield County Hospital Impt., Lancaster-Fairfield
   Community Hospital, Revenue Bond, 7.00%, 6/15/2012            50,000    55,944
Findlay Water, Revenue Bond, 5.45%, 11/1/2008                   100,000   102,178


The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - December 31, 1996






                                                           Principal     Value
                                                             Amount    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Franklin County, G.O. Bond, 4.95%, 12/1/2004               $   50,000  $ 51,115
Franklin County, G.O. Bond, 5.50%, 12/1/2013                  100,000   101,048
Gahanna-Jefferson City School District, G.O. Bond,
   4.75%, 12/1/1999                                            50,000    50,801
Green Local School District - Summit, G.O. Bond,
   5.20%, 12/1/2003                                            75,000    77,556
Greene County Sewer System, Revenue Bond, 5.50%,
   12/1/2018                                                   30,000    29,363
Hamilton County Building Impt. - Museum Center,
   G.O. Bond, 5.85%, 12/1/2001                                 50,000    53,150
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 4.75%, 12/1/2000          50,000    50,837
Hamilton County Sewer System Ref. & Impt. - Metro Sewer
   District, Revenue Bond, Series A, 5.00%, 12/1/2014         125,000   118,338
Hilliard School District, G.O. Bond, 6.35%, 12/1/2003          60,000    66,091
Hilliard School District, G.O. Bond, Series A, 5.00%,
   12/1/2020                                                  225,000   209,556
Huber Heights Water Systems, Revenue Bond, 5.25%,
   12/1/2007                                                  200,000   204,836
Kettering City School District  School Impt., G.O. Bond,
   5.30%, 12/1/2014                                           125,000   123,006
Kettering City School District, G.O. Bond, 4.85%,
   12/1/2006                                                   40,000    39,961
Kettering City School District, G.O. Bond, 5.25%,
   12/1/2022                                                   60,000    57,380
Kings Local School District, G.O. Bond, 5.50%,
   12/1/2021                                                  115,000   113,155
Lakewood City School District, G.O. Bond, 5.55%,
   12/1/2013                                                  100,000   100,975
Lakota Local School District, G.O. Bond, 5.75%,
   12/1/2006                                                   50,000    53,038
Lakota Local School District, G.O. Bond, 7.00%,
   12/1/2008                                                  100,000   117,492
Lakota Local School District, G.O. Bond, 7.90%,
   12/1/2011                                                   45,000    48,274
Lorain Water System, Revenue Bond, 4.75%, 4/1/2005            125,000   124,822
Mahoning County Limited Tax, G.O. Bond, 5.65%,
   12/1/1998                                                   20,000    20,617


The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio - December 31, 1996






                                                             Principal     Value
                                                               Amount    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Mahoning County, G.O. Bond, 5.70%, 12/1/2006                 $  100,000  $105,807
Mahoning County, G.O. Bond, 5.70%, 12/1/2009                    150,000   156,204
Mason City School District, G.O. Bond, 5.00%, 12/1/2007         120,000   119,995
Montgomery County, G.O. Bond, 5.30%, 9/1/2007                    65,000    66,457
Montgomery County, Moraine-Beaver Creek Sewers,
   Revenue Bond, 5.60%, 9/1/2011                                100,000   101,547
North Canton City School District, G.O. Bond, 5.85%,
   12/1/2007                                                     40,000    42,625
North Olmstead, G.O. Bond, 6.20%, 12/1/2011                     200,000   219,474
Northeast Ohio Regional Sewer District Waste & Water
   Impt., Revenue Bond, 6.50%, 11/15/2016                       100,000   109,968
Northwood Local School District, G.O. Bond, 5.55%,
   12/1/2006                                                     65,000    68,808
Northwood Local School District, G.O. Bond, 6.20%,
   12/1/2013                                                     40,000    42,620
Ohio, G.O. Bond, 6.50%, 8/1/2011                                 50,000    53,668
Ohio Building Authority, Local Jail Grant, Revenue Bond,
   Series A, 4.65%, 10/1/2005                                    50,000    49,241
Ohio Building Authority, State Facilities - Administration
   Building, Revenue Bond, 5.50%, 10/1/2005                      50,000    52,400
Ohio Higher Education Facility, University of Dayton
   Project, Revenue Bond, 5.80%, 12/1/2019                      100,000   101,958
Ohio Public Facilities, Higher Education, Revenue Bond,
   Series II-A, 4.25%, 12/1/2002                                 50,000    49,055
Ohio Turnpike, Revenue Bond, Series A, 5.40%, 2/15/2009         250,000   253,618
Ohio Water Development Authority Ref. & Impt. - Pure
   Water, Revenue Bond, 5.75%, 12/1/2005                         60,000    63,674
Ohio Water Development Authority Pure Water, Revenue
   Bond, Series I, 6.00%, 12/1/2016                              40,000    41,131
Ohio Water Development Authority, Pollution Control
   Facility, Revenue Bond, 5.25%, 12/1/2014                     100,000    96,507
Ottawa County, G.O. Bond, 5.45%, 9/1/2006                        30,000    31,444
Pickerington Local School District Construction & Impt.,
   G.O. Bond, 5.375%, 12/1/2019                                 150,000   145,854
Pickerington Water Systems Improvements, G.O. Bond,
   5.85%, 12/1/2013                                              50,000    51,545
Reynoldsburg City School District, G.O. Bond, 6.55%,
   12/1/2017                                                    175,000   191,726


The accompanying notes are an integral part of the financial statements.
8

Investment Portfolio - December 31, 1996







                                                             Principal        Value
                                                           Amount/Shares    (Note 2)
OHIO MUNICIPAL SECURITIES (continued)

Rocky River City School District, G.O. Bond, Series A,
   6.375%, 12/1/1998                                       $       25,000  $   26,125
Rocky River City School District, G.O. Bond, Series A,
   6.90%, 12/1/2011                                                50,000      55,465
Rural Lorain Water Authority Ref. & Impt., Revenue Bond,
   5.30%, 10/1/2012                                               110,000     108,490
South-Western City School District, Franklin & Pickway
   Counties G.O. Bond, 4.80%, 12/1/2006                           100,000      99,032
Stark County Hospital, Doctors Hospital, Inc., Revenue
   Bond, 8.625%, 4/1/2018                                          30,000      32,269
Stark County, G.O. Bond, 5.70%, 11/15/2017                        100,000     100,893
Summit County, G.O. Bond, 5.75%, 12/1/2008                        175,000     183,060
Toledo Sewer System, Revenue Bond, 6.35%, 11/15/2017              185,000     198,738
Toledo, G.O. Bond, 5.95%,12/1/2015                                175,000     181,682
Trumbull County, G.O. Bond, 6.20%, 12/1/2014                      100,000     106,470
Warren, G.O. Bond, 5.20%,11/15/2013                                50,000      51,779
Warren County Waterworks, Revenue Bond, 6.00%,
   12/1/2014                                                      100,000     104,268
Warren County Waterworks, Revenue Bonds, 5.45%,
   12/1/2015                                                      140,000     136,605
Wood County, G.O. Bond, 5.40%,12/1/2013                            50,000      50,138
Youngstown, G.O. Bond, 6.125%,12/1/2014                            50,000      52,792

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $7,266,606)                                             7,505,347

SHORT-TERM INVESTMENTS - 1.7%
   Dreyfus Municipal Reserves (Identified Cost $128,772           128,772     128,772

TOTAL INVESTMENTS - 99.2%
   (Identified Cost $7,395,378)                                             7,634,119

OTHER ASSETS, LESS LIABILITIES - 0.8%                                          63,436

NET ASSETS - 100%                                                           7,697,555


Key -
G.O. Bond - General Obligation Bond
Ref.. - Referendum
Impt. - Improvement

The accompanying notes are an integral part of the financial statements.
9

Federal Tax Information






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $7,395,378 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $258,804

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (20,063)

UNREALIZED APPRECIATION - NET                                                       $238,741



The accompanying notes are an integral part of the financial statements.
10

Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $7,395,378)(Note 2)  $7,634,119
Interest receivable                                             62,642
Receivable for fund shares sold                                 25,460
Prepaid expense                                                    265

TOTAL ASSETS                                                 7,722,486


LIABILITIES:

Accrued management fees (Note 3)                                 8,382
Accrued Directors' fees (Note 3)                                 1,662
Audit fee payable                                               13,666
Other payables and accrued expenses                              1,221

TOTAL LIABILITIES                                               24,931

NET ASSETS FOR 756,391 SHARES OUTSTANDING                   $7,697,555


NET ASSETS CONSIST OF:

Capital stock                                               $    7,564
Additional paid-in-capital                                   7,449,142
Undistributed net investment income                              2,108
Net unrealized appreciation on investments                     238,741

TOTAL NET ASSETS                                            $7,697,555

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($7,697,555/756,391 shares)                                 $    10.18



The accompanying notes are an integral part of the financial statements.
11

Statement of Operations




FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $363,824

EXPENSES:

Management fees (Note 3)                                    34,563
Directors' fees (Note 3)                                     6,750
Transfer agent fees (Note 3)                                 1,664
Audit fee                                                   11,909
Custodian fee                                                3,500
Miscellaneous                                                1,892

Total Expenses                                              60,278

Less Waiver of Expenses (Note 3)                            (1,181)

Net Expenses                                                59,097

NET INVESTMENT INCOME                                      304,727

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments (identified cost basis)     3,259
Net change in unrealized appreciation on investments       (51,282)

NET REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS                                           (48,023)

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                        $256,704



The accompanying notes are an integral part of the financial statements.
12

Statement of Changes in Net Assets





                                                                       For the Year      For the Year
                                                                      Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                                $       304,727   $       213,139
Net realized gain (loss) on investments                                        3,259              (667)
Net change in unrealized appreciation on investments                         (51,282)          507,287

Net increase in net assets from operations                                   256,704           719,759


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                                  (303,669)         (215,626)
From net realized gain on investments                                         (1,397)               --

Total distributions to shareholders                                         (305,066)         (215,626)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase in net assets from capital share transactions (Note 5)        1,602,341         1,738,597
Net increase in net assets                                                 1,553,979         2,242,730

NET ASSETS:

Beginning of period                                                        6,143,576         3,900,846

End of period (including undistributed net investment
   income of $2,108 and $1,076, respectively)                        $     7,697,555   $     6,143,576



The accompanying notes are an integral part of the financial statements.
13

Financial Highlights





                                                                                                 For the Period
                                                                                                    2/14/94
                                                                                                 (commencement
                                                              For the Year      For the Year     of operations)
                                                             Ended 12/31/96    Ended 12/31/95     to 12/31/94

Per share data (for a share outstanding throughout each period)

NET ASSET VALUE - BEGINNING  OF PERIOD                      $         10.31   $          9.18   $         10.00

Income from investment operations:
   Net investment income                                              0.439             0.419             0.205
   Net realized and unrealized gain (loss)
      on investments                                                 (0.129)            1.136            (0.828)

Total from investment operations                                      0.310             1.555            (0.623)

Less distributions to shareholders:
   From net investment income                                        (0.438)           (0.425)           (0.197)
   From net realized gain on investments                             (0.002)               --                --

Total distributions to shareholders                                  (0.440)           (0.425)           (0.197)

NET ASSET VALUE - END OF PERIOD                             $         10.18   $         10.31   $          9.18

Total return:(1)                                                       3.15%            17.14%           (6.23)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                        0.85%**           0.85%**          0.85%*(2)
    Net investment income                                           4.40%**           4.50%**          4.03%*(2)

Portfolio turnover                                                        2%                1%                2%

NET ASSETS - END OF PERIOD (000's omitted)                  $         7,698   $         6,144   $         3,901

* The investment advisor did not impose its management fee and paid a portion of the Fund's expenses.

** The investment advisor waived a portion of its management fee.

If these expenses had been incurred by the Fund in either
 instance above, the net investment income per share and the ratios would have been as follows:

Net Investment Income                                       $         0.437   $         0.411   $         0.141
Ratios (to average net assets):
   Expenses                                                            0.87%             0.94%          2.07%(2)
   Net investment income                                               4.38%             4.41%          2.81%(2)

1 Total return represents aggregate total return for the period indicated.
2  Annualized.



The accompanying notes are an integral part of the financial statements.
14

Notes to Financial Statements

1.     ORGANIZATION

        Ohio Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Ohio Tax Exempt Series Class Q
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Funds Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

Notes to Financial Statements

     FEDERAL INCOME TAXES (continued)

The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

        Distributions to shareholders of tax exempt income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

          The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends and 100% of its gains dividends as capital gain dividends for the year ended December 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $34,563 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

Notes to Financial Statements

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the Fund at no more than 0.85% of average daily net assets each year. Accordingly, the Advisor waived fees of $1,181, which is reflected as a reduction of expenses on the Statement of Operations. The fee waiver and assumption of expenses by the Advisor is voluntary and may be terminated at any time.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $1,664 for the year ended December 31,
 1996.
          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $1,751,540 and $123,530, respectively, for the year ended December 31, 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Ohio Tax Exempt Series were:




              For the Year                  For the Year
             Ended 12/31/96                Ended 12/31/95
                 Shares         Amount         Shares         Amount
             ---------------  -----------  ---------------  -----------

Sold                187,378   $1,880,010          163,241   $1,658,399
Reinvested           30,485      305,066           21,448      215,626
Repurchased         (57,415)    (582,735)         (13,614)    (135,428)
Total               160,448   $1,602,341          171,075   $1,738,597

Notes to Financial Statements


6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.  No such investments were held by the Fund on December 31, 1996.

7.  CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of Ohio and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of Ohio municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- OHIO TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Ohio Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Ohio Tax Exempt Series as of
 December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

New York Tax Exempt Series

Annual Report
December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

     A fairly common expression being bandied about today is the phrase "if it doesn't kill you, it will make you stronger". To a certain extent, that sums up the bond market in 1996. The mediocre municipal bond market returns in 1996 are the result of short_term factors, specifically an ungrounded scare about excessive growth and inflation plus uncertainty over the presidential election. Combine those factors with the rather extraordinary returns that the muni market generated in 1995, and the result is the mediocrity that will be remembered as 1996. We would like to point out, however, that it is short_term situations like those encountered in 1996 that provide us with the needed opportunities to position the portfolio to benefit from the long_term trends which are the most important determinants of municipal bond returns. Having said all this, it is worthwhile to review what happened in 1996, just what the impact of the election was, and what all this portends for 1997 and beyond.

     A GROWTH AND INFLATION SCARE:

       At the end of 1995, the psychology in the muni market was about as good as it could get. Economic growth was slowing, some were even calling for a recession later in 1996, and inflation worries were non_existent. These economic factors overshadowed what proved to be unfounded fears regarding the potential for a flat tax and the negative impact that would have on the municipal bond market.

        Unfortunately, the economic tide began to turn rather quickly right at the start of the year. One of the reasons the market rallied so strongly during the later half of 1995 can be traced to speculative investments in fixed income securities. Speculators were borrowing Japanese yen at extraordinarily low Japanese short_term interest rates (0.3% to 0.5%), converting the yen into U.S. dollars, and investing the proceeds in U.S. assets. As long as Japanese short-term rates were expected to stay low or the yen was expected to slip versus the U.S. dollar, this trade worked quite well. Unfortunately, once the tide began to turn (i.e., people thought Japanese short-term rates might rise), the selling it created snowballed due to the leverage inherent in the trade. That happened during the early part of 1996, and short to intermediate interest rates rose in all fixed income markets, including munis.

     As spring began, the bond markets were shocked by the February employment report issued by the Bureau of Labor Statistics. The number of new jobs created during the
         month of February was an eye_popping 705,000 at the time of the first release. Subsequent releases revised the number modestly lower, but those same releases reported job gains that were much stronger than in 1995. The probability of a recession became remote, and fears of inflation began to emerge. Strong consumer expenditures during the first half of 1996, solid capital spending, and a surprisingly resilient housing sector simply added to the markets concerns, driving long_term interest rates higher. As the summer ended, concerns seemed to be somewhat calmed, but rates remained stubbornly high.

      It is important to note, however, that throughout all of this, inflation itself remained very much in check. The most common measures, the Producer Price Index (PPI) and the Consumer Price Index (CPI), both remained at or below 3.0% on a year over year basis throughout 1996. An even more accurate measure of inflation, the GDP deflator, remained closer to 2.0%, further evidence that inflation was not increasing.

     In the near_term, no one likes to see rising interest rates, but over the longer_term, if one expects inflation to remain under control, rising interest rates can create compelling fixed income buying opportunities. In the fixed income markets, 1996 was a stern test, but in the long run, only those who acted during these difficult times will be positioned to benefit from the long-term trends of moderate growth and low inflation.

     THE ELECTION:

       As everyone is quite aware, 1996 was an election year, which always has some entertainment value. The political posturing started at the end of 1995 when the Republican Congress and the Democratic White House shut down the government and threatened to default on U.S. Treasury securities. It veered off to the right with the rise and fall of Steve Forbes and his call for a flat income tax. Relative to other fixed income securities, the fortunes of munis waxed and waned inversely with the fortunes of Steve Forbes.

     Ultimately President Clinton was reelected, but the Republicans were able to hold on to the Congress. The net result was an administration that will be unable to get any meaningful spending increases through Congress, and a Congress that will be unable to enact anything in the way of meaningful tax cuts. It is not necessarily gridlock, but the consensus after the election was that if anything is going to get passed, it will relate to deficit reduction.  That bodes well for all fixed income markets, including munis.

       Elections always introduce uncertainty. Who will win the election? Who will control the House? The Senate? What issues will galvanize the public? Financial markets, as a general rule, do not like uncertainty and this year was no exception. In the long run, however, the election results may not be of major importance.  With the growth of the global financial markets and the influence they wield on a country's interest and exchange rates, who is in the White House or who controls Congress becomes less significant. The financial markets have made it clear that only fiscally sound policies will be tolerated. Witness what has occurred with a Democrat in the White House over the last four years.  The budget deficit has shrunk from $300 billion to just over $100 billion, the debate has shifted away from where government monies should be spent to what spending cuts should be made, and the two parties debated whether the budget should be balanced in seven years or in ten. Beyond that, we have had a presidential campaign in which the Republican challenger called for a tax cut while the Democratic incumbent attacked it for being budgetarily imprudent. The new reality is that the only poll that seems to matter is the one being taken daily in the global financial markets; sound policies are rewarded, unsound policies are not.

     1997 AND BEYOND:

     At Manning & Napier, we view the big picture items as the most important. The growth in international trade, the subsequent increase in international competition, the need for policy makers, producers, and consumers to adjust to this new economic reality, and the impact their actions have had on the economy, inflation, and interest rates are what drives our fixed income process. These are long_term, non-cyclical influences that have brought down interest rates, have capped inflation expectations, and have allowed longer_term, non_callable securities to provide strong investment returns. The short_term economic factors and the election are relevant, but they need to be viewed as creating the buying opportunities that are necessary so that your portfolio can benefit from a long_term overview. In essence, 1996 was a small piece of the big picture.

          Manning & Napier weighted the portfolio toward the longer end of the maturity spectrum. During the first half of 1996 when interest rates were rising, that weighting was amplified. An emphasis was also placed on non_callable securities to the extent possible. As always, our preference was for the highest quality securities, especially general obligation bonds and pre_refunded bonds. Revenue bonds were restricted primarily to those that were backed by necessary services. We believe that the bumps in the road in 1996 have set the stage for a solid turnaround in 1997.

     CONCLUSION:

          While 1996 was a difficult year, it is important to realize that the causes of the difficulty were essentially shorter_term in nature. Speculative excesses, a cyclical growth scare and the associated inflation worries, and the uncertainty associated with an election all combined to push interest rates higher. It is also worthwhile to note that the shorter_term problems that plagued 1996 are needed to create the quality longer_term investment opportunities that will benefit the Series going forward, and that the uncertainties introduced by elections are becoming even more ephemeral given the growing importance of the financial markets. Beyond all of this, Manning & Napier believes that the adherence to a long_term investment overview and investment process is what separates the good funds from the bad ones.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Composition** - As of 12/31/96

General Obligation Bonds - 70%
Revenue Bonds - 24%
Pre-Refunded Bonds - 6%

**As a percentage of municipal securities.

<graphic>
<pie chart>
Data for chart to follow:






Quality Ratings* - As of 12/31/96

Aaa                                                                82%
Aa                                                                 15%
A                                                                   3%

* Using Mood's Ratings, as a percentage of municipal securities.

Performance Update as of December 31, 1996







Manning & Napier Fund, Inc.
New York Tax Exempt Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/96                     Investment          Cumulative     Annual

One Year                     $           10,332          3.32%     3.32%
Inception 2                  $           11,243         12.43%     4.04%








Merrill Lynch Intermediate Municipal Index

                                                                Total Return
Through                                     Growth of $10,000                  Average
12/31/96                                    Investment          Cumulative     Annual

One Year                                    $           10,464          4.64%     4.64%
Inception 2                                 $           11,532         15.32%     4.93%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - New York
Tax Exempt Series from its inception
(1/17/94) to present (12/31/96) as
compared to the Merrill Lynch Intermediate
Municipal Index.1

<graphic>
<line chart>
Data for chart to follow:






Date      Manning & Napier New York  Merrill Lynch Intermediate Municipal
              Tax Exempt Series                     Index

01/17/94                     10,000                                10,000
06/30/94                      9,460                                 9,662
12/31/94                      9,318                                 9,719
06/30/95                     10,202                                10,489
12/31/95                     10,882                                11,020
06/30/96                     10,733                                11,080
12/31/96                     11,243                                11,532



1 The unmanaged Merrill Lynch Intermediate Municipal Index is a market value weighted measure of approximately 380 municipal bonds issued across the United States. The Index is comprised of investment grade securities. Index returns assume reinvestment of coupons and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from January 17, 1994, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)

NEW YORK MUNICIPAL SECURITIES - 95.5%

Albany City School District, G.O. Bond, 4.35%,
   2/1/2001                                           $  475,000  $473,437
Albany City School District, G.O. Bond, 4.35%,
   2/1/2002                                              150,000   148,728
Albany County, G.O. Bond, 5.75%, 6/1/2010                200,000   206,744
Amherst Public Improvement, G.O. Bond, 4.625%,
   3/1/2004                                              250,000   249,382
Amherst Public Improvement, G.O. Bond, 4.625%,
   3/1/2007                                              200,000   194,844
Battery Park City Authority, Revenue Bond, 7.70%,
   5/1/2015                                              500,000   548,840
Bayport-Blue Point Union Free School District, G.O.
   Bond, 5.60%, 6/15/2012                                250,000   257,195
Brighton Central School District, G.O. Bond,
   5.40%, 6/1/2012                                       250,000   250,748
Brockport Central School District, G.O. Bond,
   5.50%, 6/15/2015                                      300,000   300,648
Broome County Public Safety, Certificate
   Participation, 5.00%, 4/1/2006                        250,000   252,378
Buffalo General Improvement, G.O. Bond, Series A,
   4.75%, 2/1/2004                                       500,000   502,070
Buffalo Schools, G.O. Bond, Series B, 5.05%,
   2/1/2009                                              250,000   246,655
Buffalo, G.O. Bond, 5.00%, 12/1/2009                     150,000   147,890
Cattaraugus County Public Improvement, G.O. Bond,
   5.00%, 8/1/2007                                       300,000   303,183
Colonie, G.O. Bond, 5.20%, 8/15/2008                     100,000   101,610
Cortlandville, G.O. Bond, 5.40%, 6/15/2013               155,000   155,817
East Hampton, G.O. Bond, 4.625%, 1/15/2007               175,000   170,135
East Hampton, G.O. Bond, 4.625%, 1/15/2008               175,000   167,475
Ellenville Central School District, G.O. Bond,
   5.375%, 5/1/2009                                      210,000   216,735
Erie County Public Improvement, G.O. Bond,
   5.80%, 1/15/2003                                      230,000   245,516
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2009       100,000   102,881
Erie County, G.O. Bond, Series B, 5.50%, 6/15/2025       400,000   392,656


The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - December 31, 1996





                                                       Principal     Value
                                                         Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Fillmore Central School District, G.O. Bond, 5.25%,
   6/15/2015                                           $  300,000  $293,064
Gloversville City School District, G.O. Bond, 5.00%,
   6/15/2005                                              350,000   356,513
Greene Central School District, G.O. Bond, 5.25%,
   6/15/2012                                              195,000   194,177
Guilderland School District, G.O. Bond, 4.75%,
   6/15/1998                                              130,000   131,786
Guilderland School District, G.O. Bond, 4.90%,
   6/15/2008                                              370,000   362,437
Hamburg Central School District, G.O. Bond,
   5.375%, 6/1/2014                                       600,000   596,952
Hempstead Town, G.O. Bond, Series B, 5.625%,
   2/1/2010                                               200,000   206,402
Holland Central School District, G.O. Bond,
   6.125%, 6/15/2010                                      245,000   264,120
Huntington, G.O. Bond, 5.875%, 9/1/2009                   250,000   263,062
Huntington, G.O. Bond, 5.90%, 1/15/2007                   300,000   322,869
Indian River Central School District, G.O. Bond,
     Second Series, 4.30%, 12/15/2003                     475,000   469,623
Irvington Union Free School District, G.O. Bond,
    Series B, 5.10%, 7/15/2005                            275,000   281,105
Jamesville-Dewitt Central School District, G.O.
    Bond, 5.75%, 6/15/2009                                420,000   446,124
Jordan-El Bridge Central School District, G.O. Bond,
     5.875%, 6/15/2008                                    500,000   535,365
Kingston City School District, Series B,  6.80%,
   12/15/1997                                             100,000   103,029
Le Roy Central School District, G.O. Bond, 0.10%,
   6/15/2008                                              350,000   195,856
Middletown City School District, G.O. Bond, Series
     A, 5.50%, 11/15/2005                                 175,000   184,662
Monroe County Public Improvement - Prerefunded,
     G.O. Bond, 6.00%, 3/1/2002                            95,000   101,755
Monroe County Public Improvement - Prerefunded,
    G.O. Bond, 6.10%, 6/1/2015                             20,000    22,184


The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Monroe County Public Improvement - Unrefunded
     Balance, G.O. Bond, 6.00%, 3/1/2002              $  405,000  $433,605
Monroe County Public Improvement - Unrefunded
     Balance, G.O. Bond, 6.10%, 6/1/2015                 180,000   188,924
Monroe County Public Improvement, G.O. Bond,
   4.90%, 6/1/2005                                       250,000   252,395
Monroe County Water Authority, Revenue Bond,
     Series B, 5.25%, 8/1/2011                           500,000   492,970
Monroe County Water Improvement, G.O. Bond,
   5.25%, 2/1/2017                                       320,000   310,330
Nassau County, G.O. Bond, Series A, 4.00%,
   5/1/1999                                              100,000    99,819
Nassau County, G.O. Bond, Series S, 5.00%,
   3/1/2005                                              300,000   305,415
New Castle, G.O. Bond, 4.75%, 6/1/2010                   450,000   423,545
New Rochelle City School District, G.O. Bond,
   Series A, 4.30%, 2/1/2003                             500,000   492,100
New Rochelle, G.O. Bond, Series C, 6.20%,
   3/15/2007                                             175,000   192,698
New York City Municipal Water Authority, Revenue
    Bond, Series B, 5.00%, 6/15/2003                     400,000   403,524
New York City Municipal Water Authority, Revenue
     Bond, Series B, 5.375%, 6/15/2019                   250,000   238,555
New York City Municipal Water, Finance Authority,
    Revenue Bond, Series B, 5.50%, 6/15/2019             200,000   195,954
New York City, G.O. Bond, Series A, 8.75%,
   11/1/2016                                             250,000   264,260
New York City, G.O. Bond, Series K, 5.50%,
   4/1/2007                                              500,000   513,760
New York Government Assistance Corp., Revenue
     Bond, Series A, 5.90%, 4/1/2013                     500,000   517,525
New York Government Assistance Corp., Revenue
     Bond, Series A, 6.00%, 4/1/2024                     250,000   255,345
New York State Dorm Authority, Columbia University,
    Revenue Bond, 4.40%, 7/1/1997                        125,000   125,607


The accompanying notes are an integral part of the financial statements.
8

Investment Portfolio - December 31, 1996





                                                         Principal     Value
                                                           Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York State Environmental Facilities Corp.
    Pollution Control, Revenue Bond, Series A, 4.65%,
    6/15/2007                                            $  250,000  $241,948
New York State Environmental Facilities Corp.
    Pollution Control, Revenue Bond, Series A,
    5.20%, 6/15/2015                                        250,000   242,437
New York State Environmental Pollution Control,
    Revenue Bond, Pooled LN-B, 6.65%, 9/15/2013             500,000   547,750
New York State Housing Finance Agency, State
    University Construction, Revenue Bond, Series A,
    8.00%, 5/1/2011                                         250,000   307,780
New York State Medical Care Facility, Financial
     Agency, Revenue Bond, 7.75%, 2/15/2020                 380,000   424,870
New York State Mortgage Agency, Homeowners
    Mortgage, Revenue Bond, Series 31A, 5.375%,
   10/1/2017                                                500,000   476,820
New York State Power Authority, Revenue Bond,
    Series CC, 4.80%, 1/1/2005                              250,000   250,000
New York State Power Authority, Revenue Bond,
    Series CC, 5.00%, 1/1/2014                              500,000   468,420
New York State Power Authority, Revenue Bond,
     Series CC, 5.25%, 1/1/2018                             250,000   236,035
New York State Thruway Authority, Highway &
    Bridge, Revenue Bond, Series B, 5.75%, 4/1/2006         100,000   106,482
New York State Thruway Authority, Revenue Bond,
    Series A, 5.50%, 1/1/2023                             1,020,000   988,482
New York State Thruway Authority, Revenue Bond,
     Series B, 4.90%, 1/1/2007                              450,000   445,028
New York State Urban Development Correctional
    Capital Facilities, Revenue Bond, Series A, 5.25%,
    1/1/2014                                                500,000   490,635
New York State Urban Development, Corp.
    Correctional Facility, Revenue Bond, Series G,
    7.00%, 1/1/2017                                          50,000    54,761
New York State Urban Development, Revenue
    Bond, 5.375%, 7/1/2022                                  400,000   388,388


The accompanying notes are an integral part of the financial statements.
9

Investment Portfolio - December 31, 1996





                                                      Principal     Value
                                                        Amount    (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

New York, G.O. Bond, 8.00%, 3/15/2016                 $  500,000  $561,820
Niagara County, G.O. Bond, Series B, 5.20%,
    1/15/2011                                            400,000   395,596
Niagara County, G.O. Bond, 5.90%, 7/15/2014              350,000   361,953
North Hempstead, G.O. Bond, Series B, 5.90%,
    4/1/2004                                             300,000   323,214
North Hempstead, G.O. Bond, Series C, 4.90%,
    8/1/2006                                             300,000   301,497
North Syracuse Central School District, G.O. Bond,
    5.50%, 6/15/2011                                     295,000   299,555
Onondaga County, G.O. Bond, 5.85%, 2/15/2002             300,000   318,285
Penfield Central School District, G.O. Bond, 5.20%,
    6/15/2010                                            560,000   561,562
Queensbury, G O. Bond, Series A, 5.50%, 4/15/2011        150,000   153,080
Queensbury, G.O. Bond, Series A, 5.50%, 4/15/2012        350,000   355,600
Rochester, G.O. Bond, Series A, 4.70%, 8/15/2006         250,000   247,055
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2020         250,000   234,823
Rochester, G.O. Bond, Series A, 5.00%, 8/15/2022          95,000    88,879
Rome, G.O. Bond, 5.20%, 12/1/2010                        390,000   387,617
Sands Point, G.O. Bond, 6.70%, 11/15/2014                700,000   765,548
Schenectady, G.O. Bond, 4.55%, 10/1/2002                 200,000   200,842
South County Central School District Brookhaven,
   G.O. Bond, 5.50%, 9/15/2007                           380,000   394,877
Steuben County Public Improvement, G.O. Bond,
    5.60%, 5/1/2006                                      500,000   521,035
Suffolk County Water Authority, Revenue Bond,
    5.10%, 6/1/2009                                      250,000   249,830
Suffolk County Water Authority, Revenue Bond,
    7.375%, 6/1/2012                                     500,000   539,010
Suffolk County, G.O. Bond, Series G, 5.40%,
    4/1/2013                                             400,000   393,172
Sullivan County Public Improvement, G.O. Bond,
    4.375%, 3/15/2001                                    300,000   298,332
Sullivan County Public Improvement, G.O. Bond,
    5.125%, 3/15/2013                                    330,000   318,493
Three Village Central School District, G.O. Bond,
    5.375%, 6/15/2007                                    230,000   238,087


The accompanying notes are an integral part of the financial statements.
10

Investment Portfolio - December 31, 1996




                                                    Principal      Value
                                                      Amount      (Note 2)
NEW YORK MUNICIPAL SECURITIES (continued)

Tioga County Public Improvement, G.O. Bond,
    5.25%, 3/15/2005                                $  250,000  $   257,073
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2011                                          135,000      138,110
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2013                                          300,000      304,821
Tompkins County, G.O. Bond, Series B, 5.625%,
    9/15/2014                                          300,000      304,404
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 3.65%, 1/1/1998                    250,000      250,235
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 5.00%, 1/1/2012                    500,000      473,710
Triborough Bridge & Tunnel Authority, Revenue
    Bond, Series A, 6.50%, 1/1/2004                    200,000      216,464
Triborough Bridge & Tunnel Authority - General
    Purpose,  Revenue Bond, 5.00%, 1/1/2017            250,000      228,995
Tri-Valley Central School District, G.O. Bond,
    5.60%, 6/15/2008                                   120,000      125,185
Westchester County, G.O. Bond, Series A, 4.75%,
    12/15/2008                                         250,000      243,325
Westchester County, G.O. Bond, Series A, 4.75%,
    12/15/2009                                         250,000      239,940
Westchester County, G.O. Bond, Series B, 4.30%,
    12/15/2010                                         215,000      192,917
Westchester County, G.O. Bond, Series B, 4.30%,
    12/15/2011                                         100,000       88,715
White Plains, G.O. Bond, 4.50%, 9/1/2005               180,000      177,577
White Plains, G.O. Bond, 4.50%, 9/1/2007               315,000      302,586
William Floyd Union Free School District, G.O.
    Bond, 5.70%, 6/15/2008                             405,000      425,517
Williamsville Central School District, G.O. Bond,
    5.375%, 5/1/2004                                   800,000      836,648

TOTAL MUNICIPAL SECURITIES
   (Identified Cost $35,270,025)                                 35,658,803



The accompanying notes are an integral part of the financial statements.
11

Investment Portfolio - December 31, 1996







                                                                Value
                                                   Shares      (Note 2)


SHORT-TERM INVESTMENTS - 3.1%
   Dreyfus Basic New York Tax Free Money Market
   Fund (Identified Cost $1,143,651)              1,143,651  $ 1,143,651

TOTAL INVESTMENTS - 98.6%
   (Identified Cost $36,413,676)                              36,802,454

OTHER ASSETS, LESS LIABILITIES - 1.4%                            522,424

NET ASSETS - 100%                                            $37,324,878



Key -

G.O. Bond - General Obligation Bond
Rev. Bond - Revenue Bond






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $36,413,676 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $ 659,953

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (271,175)

UNREALIZED APPRECIATION - NET                                                       $ 388,778



The accompanying notes are an integral part of the financial statements.
12

Statement of Assets and Liabilities






DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $36,413,676)(Note 2)  $36,802,454
Interest receivable                                              491,234
Receivable for fund shares sold                                   65,000
Prepaid expense                                                    1,157

TOTAL ASSETS                                                  37,359,845

LIABILITIES:

Accrued management fees (Note 3)                                  15,627
Accrued Directors' fees (Note 3)                                   1,661
Transfer agent fees payable (Note 3)                                 750
Audit fee payable                                                 13,666
Custodian fees payable                                               251
Other payables and accrued expenses                                3,012

TOTAL LIABILITIES                                                 34,967

NET ASSETS FOR  3,741,281 SHARES
   OUTSTANDING                                               $37,324,878

NET ASSETS CONSIST OF:

Capital stock                                                $    37,413
Additional paid-in-capital                                    36,859,354
Undistributed net investment income                               59,777
Accumulated net realized loss on investments                     (20,444)
Net unrealized appreciation on investments                       388,778

TOTAL NET ASSETS                                             $37,324,878

NET ASSET VALUE, OFFERING PRICE AND
  REDEMPTION PRICE PER SHARE
  ($37,324,878 / 3,741,281 shares)                           $      9.98



The accompanying notes are an integral part of the financial statements.
13

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                  $1,612,600

EXPENSES:

Management fees (Note 3)                                     160,913
Directors' fees (Note 3)                                       6,750
Transfer agent fees (Note 3)                                   7,724
Audit fee                                                     12,640
Custodian fee                                                  6,536
Miscellaneous                                                    468

Total Expenses                                               195,031

NET INVESTMENT INCOME                                      1,417,569


REALIZED AND UNREALIZED LOSS
ON INVESTMENTS:

Net realized loss on investments (identified cost basis)        (335)
Net change in unrealized appreciation on investments        (217,088)

NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS                                           (217,423)

NET INCREASE IN NET ASSETS RESULTING
    FROM OPERATIONS                                       $1,200,146



The accompanying notes are an integral part of the financial statements.
14

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     1,417,569   $     1,003,236
Net realized loss on investments                                   (335)               (6)
Net change in unrealized appreciation (depreciation)
   on investments                                              (217,088)        2,511,379
Net increase in net assets from operations                    1,200,146         3,514,609

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,370,523)         (991,282)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase from capital share transactions (Note 5)         8,678,432         8,992,775

Net increase in net assets                                    8,508,055        11,516,102

NET ASSETS:

Beginning of period                                          28,816,823        17,300,721

End of period (including undistributed net investment
   income of $59,777 and $12,779, respectively)         $    37,324,878   $    28,816,823



The accompanying notes are an integral part of the financial statements.
15

Financial Highlights




                                                                                                For the Period
                                                                                                   1/17/94
                                                                                                (commencement
                                                             For the Year      For the Year     of operations)
                                                            Ended 12/31/96    Ended 12/31/95     to 12/31/94


Per share data (for a share outstanding throughout each period):

NET ASSET VALUE - BEGINNING  OF PERIOD                     $         10.07   $          8.98   $         10.00

Income from investment operations:
   Net investment income                                             0.422             0.404             0.338
   Net realized and unrealized gain (loss)
      on investments                                                (0.102)            1.086            (1.020)

Total from investment operations                                     0.320             1.490            (0.682)

Less distributions to shareholders:
   From net investment income                                       (0.410)           (0.400)           (0.338)

NET ASSET VALUE - END OF PERIOD                            $          9.98   $         10.07   $          8.98

Total return: (1)                                                     3.32%            16.78%           (6.82)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                                          0.61%             0.65%         0.79% (2)
    Net investment income                                             4.41%             4.36%          3.82%(2)

Portfolio turnover                                                       6%                0%                6%

NET ASSETS - END OF PERIOD (000'S OMITTED)                 $        37,325   $        28,817   $        17,301

1 Total return represents aggregate total return for the period indicated.
2 Annualized.



The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements


1.     ORGANIZATION

       New York Tax Exempt Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

         Shares of the Fund are offered to investors, employees and clients of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as New York Tax Exempt Series Class P
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Municipal securities will normally be valued on the basis of market valuations provided by an independent pricing service (the Service). The Service utilizes the latest price quotations and a matrix system (which considers such factors as security prices of similar securities, yields, maturities, and ratings). The Service has been approved by the Funds Board of Directors.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

At December 31, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $20,444. Of this amount, $2,550 will expire on December 31, 2002, $17,559 will expire on December 31, 2003, and $355 will expire on December 31, 2004.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

          Distributions to shareholders of net investment income are made quarterly. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

          The Fund hereby designates 100% of its ordinary distributions as tax-exempt dividends for the year ended December 31, 1996.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements

3.     TRANSACTIONS WITH AFFILIATES
          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 0.50% of the Fund's average daily net assets. The fee amounted to $160,913 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

        The Advisor has voluntarily agreed to waive its fee and, if necessary, pay other expenses of the Fund in order to maintain total expenses for the
 Fund at no more than 0.85% of average daily net assets each year.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. For these services, the Fund pays a fee which is calculated as a percentage of the average daily net assets at an annual rate of 0.024%; this fee amounted to $7,724 for the year ended December 31,
 1996.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $11,045,005 and $1,991,542, respectively, for the year ended December 31,
 1996.

NOTES TO FINANCIAL STATEMENTS

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of New York Tax Exempt Series were:






              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95
                 Shares          Amount         Shares         Amount

Sold              1,002,977   $ 9,923,094          905,817   $8,705,001
Reinvested          137,887     1,351,346           99,114      973,495
Repurchased        (260,462)   (2,596,008)         (70,547)    (685,721)
Total               880,402   $ 8,678,432          934,384   $8,992,775



6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes.  No such investments were held by the Fund on December 31, 1996.

7.  CONCENTRATION OF CREDIT

The Fund primarily invests in debt obligations issued by the State of New York and its political subdivisions, agencies, and public authorities to obtain funds for various public purposes. The Fund is more susceptible to factors adversely affecting issues of New York municipal securities than is a municipal bond fund that is not concentrated in these issues to the same extent.
20

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- NEW YORK TAX EXEMPT SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- New York Tax Exempt Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- New York Tax Exempt Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning $ Napier Fund, Inc.

Small Cap Series

Annual Report
December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

         The returns of the Small Cap Series in 1996 demonstrated how volatile this sector can be, but the Series ended a tough year with a solid return in the fourth quarter.  As we discussed in the Semi-Annual Report dated June 30,
  1996, the first half of the year was good both for small company stocks in general and for the Small Cap Series in particular. The stock market decline in early July hit this sector and the Series particularly hard, but performance improved significantly toward the end of the year. We believe that the small cap sector of the market continues to offer excellent potential. There are two main reasons for this belief: first, small cap stocks have provided higher returns than larger stocks historically; second, valuations of small cap stocks currently are low relative to those of larger stocks.

      In the 1995 Annual Report, we discussed our purchases of selected retail stocks late in the year. Our analysis showed that this sector as a whole was undervalued, and this presented an opportunity to purchase selected securities in this sector at attractive prices. After significant volatility early in the year, several of these holdings made strong contributions to the Series return late in the year. We have begun to sell some of these holdings recently as they have reached prices at which our analysis shows that the growth we expected has been achieved. At the end of the year, the retail sector accounted for 24% of the Series holdings.

          In the second half of 1996, several consumer software companies were added to the Series portfolio, and this sector now represents approximately 7% of the portfolio. This sector was extremely strong in 1995, with valuations at extreme levels. This led to a significant oversupply in 1996, driving many stocks down significantly. Indeed, several of the stocks we added were down over 50% from their highs at the time of purchase. We have invested in the companies which we believe will benefit from the consolidation we expect to see in this industry.

     In addition to always searching for promising additions to the Series, we continually reevaluate the holdings in the portfolio to assess their fit with our investment strategies. Stocks which no longer meet those strategies are sold. Conversely, stocks which have underperformed will not be sold if they continue to meet our criteria. One of the strengths of our investment strategy is that it provides the patience which is often necessary to stick with good investments during temporary down periods. This strategy has been quite successful for our investors over time.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

Portfolio Composition* - As of 12/31/96
*As a percent of net assets.

<graphic>
<pie chart>

Data for chart to follow:

Retail - 24.0%
Software - 12.4%
Miscellaneous** - 11.4%
Fabricated Metal Products - 8.7%
Primary Metal Industries - 6.9%
Printing & Publishing - 4.8%
Health Services - 4.5%
Restaurants - 4.2%
Glass Products - 3.3%
Cash, short-term investments, and liabilities less other assets - 19.8%

**Miscellaneous includes:
Computer Equipment
Electronics & Electrical Equipment
Food & Beverages
Holding Companies
Optical Supplies
Plastic Products
Surgical & Medical Instruments

Performance Update as of December 31, 1996






Manning & Napier Fund, Inc. Small Cap Series

                                                                  Total Return
Through                                       Growth of $10,000                  Average
12/31/96                                      Investment          Cumulative     Annual

One Year                                      $           11,006         10.06%    10.06%
Inception 2                                   $           18,156         81.56%    13.60%









S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           20,206        102.06%    16.24%



The value of a $10,000 investment in the Manning & Napier Fund, Inc. - Small Cap
Series from its current activation (4/30/92) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1

<graphic>
<line chart>
Data for chart to follow:






Date      Manning & Napier Small Cap Series  S&P 500 Total Return Index

04/30/92                             10,000                      10,000
12/31/92                             11,610                      10,725
12/31/93                             13,317                      11,799
12/31/94                             14,383                      11,959
12/31/95                             16,497                      16,437
06/30/96                             18,248                      18,093
12/31/96                             18,156                      20,206



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-The-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 The Fund and Index performance numbers are calculated from April 30, 1992, the Fund's current activation date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996







                                                           Value
                                               Shares    (Note 2)

COMMON STOCK - 80.2%

COMPUTER EQUIPMENT - 1.3%
   Varitronix International Ltd. (Note 7)      725,000  $1,312,294

FABRICATED METAL PRODUCTS - 8.7%
   Keystone International, Inc.                214,100   4,308,762
   Material Sciences Corp.*                    250,000   4,500,000
                                                         8,808,762

FOOD & BEVERAGES - 2.1%
   Canandaigua Wine Company, Inc. - Class A*    75,000   2,137,500

GLASS PRODUCTS - 3.3%
   Libbey, Inc.                                120,000   3,345,000

HEALTH SERVICES - 4.5%
   RehabCare Group, Inc.*                      195,000   3,924,375
   U. S. Physical Therapy, Inc.*                65,000     633,750
                                                         4,558,125

HOLDING COMPANIES - 0.9%
   EK Chor China Motorcycle Co. Ltd. - ADR
      (Note 7)                                 129,500     955,063

OPTICAL SUPPLIES - 2.1%
   Sola International, Inc.*                    55,000   2,090,000

PLASTIC PRODUCTS - 0.9%
   Sun Coast Industries, Inc.*                 350,000     962,500

PRIMARY METAL INDUSTRIES - 6.9%
   American Superconductor Corp.*              115,000   1,221,875
   Gibraltar Steel Corp.*                      220,000   5,775,000
                                                         6,996,875

PRINTING & PUBLISHING - 4.8%
   Playboy Enterprises, Inc. - Class A*         93,000     941,625
   Playboy Enterprises, Inc. - Class B*        107,000   1,043,250
   Harte-Hanks Communications                   46,100   1,279,275
   Houghton Mifflin Co.                         27,300   1,545,862
                                                         4,810,012


The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio - December 31, 1996





                                                         Value
                                            Shares      (Note 2)


RESTAURANTS - 4.2%
   Mortons Restaurant Group, Inc.*           249,000  $ 4,201,875

RETAIL - 24.0%
   RETAIL - HOME FURNISHING STORES - 5.7%
   Pier 1 Imports, Inc.                      324,500    5,719,312

   RETAIL - NONDURABLE GOODS - 0.1%
   Mikasa, Inc.*                               5,000       51,250

   RETAIL - SPECIALTY STORES - 8.8%
   Fabri-Centers of America - Class A*       414,400    6,682,200
   Hancock Fabrics, Inc.                     213,500    2,215,063
                                                        8,897,263

   RETAIL - VARIETY STORES - 5.1%
   Family Dollar Stores, Inc.                250,000    5,093,750

   RETAIL - WHOLESALE - 4.3%
    Coleman Company, Inc.*                   314,800    4,328,500
                                                       24,090,075

SOFTWARE - 12.4%
   Activision Inc.*                           74,000      952,750
   Broderbund Software, Inc.*                 49,000    1,457,750
   Electronic Arts, Inc.*                     79,000    2,365,062
   Founder Hong Kong Ltd.* (Note 7)        2,700,000    1,038,522
   Maxis, Inc.*                               67,700      829,325
   Spectrum Holobyte, Inc.*                  196,000    1,470,000
   Symantec Corp.*                           300,000    4,350,000
                                                       12,463,409

SURGICAL & MEDICAL INSTRUMENTS - 2.0%
   Allied Healthcare Products, Inc.          271,000    1,998,625

TELECOMMUNICATION EQUIPMENT - 2.1%
   BroadBand Technologies, Inc.*             140,000    2,065,000

TOTAL COMMON STOCK
  (Identified Cost $73,662,098)                        80,795,115


The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - December 31, 1996





                                                 Principal Amount/       Value
                                                       Shares          (Note 2)


SHORT-TERM INVESTMENTS - 20.1%
   Federal Home Loan Mortgage Corporation,
   Discount Note, 1/8/1997                       $        1,100,000  $  1,098,881
   Federal Home Loan Mortgage Corporation,
   Discount Note, 1/24/1997                               2,000,000     1,993,062
   Federal National Mortgage Association,
   Discount Note, 1/17/1997                              15,000,000    14,964,267
   Dreyfus U.S. Treasury Money Market Reserves            2,184,447     2,184,447

TOTAL SHORT-TERM INVESTMENTS
 (Identified Cost $20,240,657)                                         20,240,657

TOTAL INVESTMENTS - 100.3%
   (Identified Cost $93,902,755)                                      101,035,772

LIABILITIES, LESS OTHER ASSETS - (0.3%)                                  (347,345)

NET ASSETS - 100%                                                    $100,688,427



* Non-income producing security





FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $93,902,755 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $17,060,909

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (9,927,892)

UNREALIZED APPRECIATION - NET                                                       $ 7,133,017



The accompanying notes are an integral part of the financial statements.
6

Statement of Assets and Liabilities




DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $93,902,755)(Note 2)   $101,035,772
Foreign currency, at value (cost $63,604)                           63,623
Cash                                                                43,277
Dividends receivable                                                75,755
Receivable for fund shares sold                                     36,360
Prepaid expense                                                      5,753

TOTAL ASSETS                                                   101,260,540

LIABILITIES:

Accrued management fees (Note 3)                                    82,605
Accrued Directors' fees (Note 3)                                     1,661
Payable for fund shares redeemed                                   447,648
Audit fee payable                                                   22,566
Custodian fees payable                                               4,476
Other payables and accrued expenses                                 13,157

TOTAL LIABILITIES                                                  572,113

NET ASSETS FOR 8,326,380 SHARES
   OUTSTANDING                                                $100,688,427

NET ASSETS CONSIST OF:

Capital stock                                                 $     83,263
Additional paid-in-capital                                      94,204,564
Undistributed net investment income                                 82,416
Accumulated distributions in excess of capital gains              (814,852)
Net unrealized appreciation on investments and other assets      7,133,036

TOTAL NET ASSETS                                              $100,688,427

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($100,688,427/8,326,380 shares)                            $      12.09



The accompanying notes are an integral part of the financial statements.
7

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                        $   860,752
Dividends                                                           790,001

Total Investment Income                                           1,650,753


EXPENSES:

Management fees (Note 3)                                          1,204,107
Directors' fees (Note 3)                                              6,750
Custodian fee                                                        27,960
Audit fee                                                            22,566
Registration & filing fees                                           11,519
Miscellaneous                                                        23,956

Total Expenses                                                    1,296,858

NET INVESTMENT INCOME                                               353,895

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on investments and other assets (identified
   cost basis)                                                    5,120,431
Net change in unrealized appreciation on investments and
   other assets                                                   9,285,634

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                                14,406,065

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $14,759,960



The accompanying notes are an integral part of the financial statements.
8

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income (loss)                            $       353,895   $       (40,525)
Net realized gain on investments                              5,120,431        31,290,477
Net change in unrealized appreciation on investments          9,285,634        15,430,101

Net increase in net assets from operations                   14,759,960        15,819,851

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                     (271,530)               --
From net realized gain on investments                        (7,753,635)      (28,009,998)
In excess of realized gain on investments                      (814,852)               --

Total distributions to shareholders                          (8,840,017)      (28,009,998)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) from capital share
   transactions (Note 5)                                    (48,234,558)       49,670,946

Net increase (decrease) in net assets                       (42,314,615)       37,480,799

NET ASSETS:

Beginning of period                                         143,003,042       105,522,243

End of period (including undistributed net investment
   income of $82,416 and $0, respectively)              $   100,688,427   $   143,003,042


The accompanying notes are an integral part of the financial statements.
9

Financial Highlights







                                                For the Years Ended                                        For the Period
                                                                                                           4/30/92(1) to
                                                     12/31/96          12/31/95    12/31/94    12/31/93       12/31/92
Per share data (for a share outstanding
throughout each period ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $              11.95   $   12.92   $   12.52   $   11.24   $       10.00(3)

Income from investment operations:
   Net investment income (loss)                               0.045      (0.004)     (0.066)     (0.040)           (0.020)
   Net realized and unrealized gain (loss)
    on investments                                            1.112       1.934       1.051       1.700             1.630

Total from investment operations                              1.157       1.930       0.985       1.660             1.610

Less distributions to shareholders:
   From net investment income                                (0.035)          -           -           -                 -
   From net realized gain on investments                     (0.889)     (2.900)     (0.585)     (0.380)           (0.290)
   In excess of net realized gains                           (0.093)          -           -           -         (0.080)(4)
   Redemption of initial capitalization*                          -           -           -           -                 -

Total distributions to shareholders                          (1.017)     (2.900)     (0.585)     (0.380)           (0.370)

NET ASSET VALUE - END OF PERIOD                $              12.09   $   11.95   $   12.92   $   12.52   $         11.24

Total Return: (5)                                             10.06%      14.70%       8.01%      14.64%            16.20%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses (7)                                               1.08%       1.07%       1.10%       1.13%          1.27%(8)
    Net investment income (loss)                               0.29%     (0.03)%     (0.58)%     (0.43)%        (0.26)%(8)

Portfolio turnover                                               31%         77%         31%         12%               24%

Average commission rate paid                   $             0.0291   $  0.0500           -           -                 -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                             $            100,688   $ 143,003   $ 105,522   $  70,734   $        33,079

Footnotes on next page.






                                                For the Period
                                                  1/1/89 to
                                                  7/24/89(2)
Per share data (for a share outstanding
throughout each period ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $          8.96

Income from investment operations:
   Net investment income (loss)                         (0.390)
   Net realized and unrealized gain (loss)
    on investments                                           -

Total from investment operations                        (0.390)

Less distributions to shareholders:
   From net investment income                                -
   From net realized gain on investments                     -
   In excess of net realized gains                           -
   Redemption of initial capitalization*                (8.570)

Total distributions to shareholders                     (8.570)

NET ASSET VALUE - END OF PERIOD                              -

Total Return: (5)                                         - (6)

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses (7)                                   14.59%(8)(6)
    Net investment income (loss)                  (8.02)%(8)(6)

Portfolio turnover                                           0%

Average commission rate paid                                 -

NET ASSETS - END OF PERIOD
   (000'S OMITTED)                                           -

Footnotes on next page.



The accompanying notes are an integral part of the financial statements.
10

Financial Highlights - Footnotes

       *Prior to July 8, 1993, the investment practice of the Fund resulted in the active operation of the investment portfolio for discrete periods. On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was in active operation from November 11,
 1986 to May 14, 1987 and from December 1, 1987 to April 13, 1988.

        During periods when the only shareholders of the Fund were the Initial Shareholders, assets of the Fund were invested in U.S. Treasury Securities. On July 11 and 24, 1989 the shares held by the Initial Shareholders were redeemed in full and the Fund remained dormant until April 30, 1992.


     1Recommencement of operations.

     2Date of complete redemption.

        3Initial offering price upon recommencement of operations on April 30, 1992.

     4Distributions differ from net investment income and net realized capital gains because of book/tax timing differences, primarily the requirements of the excise tax regulations enacted as part of the 1986 Tax Reform Act. The regulations required the Fund to measure capital gains through October 31, 1992. The excise tax regulations also required the Fund to distribute those gains before December 31, 1992 to avoid payment of excise tax.

     5Represents aggregate total return for the period indicated.

          6During the period January 1, 1989 to July 24, 1989, the only shareholders and resulting assets were those of the Initial Shareholders, as described in the note with the asterisk, who redeemed their shares on July 11 and 24, 1989; therefore, the ratios and total return presented may not be representative of an actively operating fund.

          7During the period 1/1/89 to 7/24/89, absent waivers of investment advisory fees, the ratio of expenses to average daily net assets was
 15.57%.

     8Annualized.

Notes to Financial Statements

1.     ORGANIZATION

      Small Cap Series (the "Fund") is a no-load diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

       On April 30, 1992, the Fund resumed sales of shares to advisory clients and employees of Manning & Napier Advisors, Inc. (the "Advisor") and its affiliates. On July 8, 1993, the Fund began offering shares directly to investors. Previously, the Fund was available from time to time to Manning & Napier employees and advisory clients of Manning & Napier Advisors, Inc.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Small Cap Series Class A
 Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded.
    Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision and responsibility of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

NOTES TO FINANCIAL STATEMENTS

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

       The Fund hereby designates $1,553,659 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

Notes to Financial Statements

     FOREIGN CURRENCY TRANSLATION (continued)

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

          At December 31, 1996, the Fund had no open foreign currency exchange contracts.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,204,107 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

Notes to Financial Statements

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $32,399,687 and $103,139,845 respectively, for the year ended December 31,
 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of  Small Cap Series were:







             For the Year                  For the Year
                 Ended                         Ended
               12/31/96                      12/31/95

             Shares         Amount         Shares         Amount

Sold            1,521,782   $ 18,457,745      1,840,553   $26,713,110
Reinvested        745,911      8,765,039      2,289,934    27,662,435
Repurchased    (5,907,361)   (75,457,342)      (331,604)   (4,704,599)
Total          (3,639,668)  $(48,234,558)     3,798,883   $49,670,946



6.     FINANCIAL INSTRUMENTS

       The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, forward foreign currency exchange contracts, and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. No such investments were held by the Fund on December 31, 1996.

7.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. There risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

Independent Auditors' Report

TO THE SHAREHOLDERS AND DIRECTORS OF
MANNING & NAPIER FUND, INC.- SMALL CAP SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Small Cap Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Small Cap Series as of December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997

Manning & Napier Fund, Inc.

Technology Series

Annual Report

December 31, 1996

Management Discussion and Analysis

Dear Shareholders:

          After posting extraordinary returns in 1995, we wrote in the Annual Report that shareholders should expect performance to return to a more normal level in 1996. While 1996's returns were indeed lower than 1995's, 1996 proved to be another exceptional year both for the market as a whole and for the Technology Series.

          At the end of 1995, we wrote that we were negative on the short_term outlook for the semiconductor industry, and that we had moved away from this sector within the portfolio. In the first half of 1996, semiconductor stocks declined to a point which provided the opportunity to add some of the leaders in this industry to the portfolio at attractive valuations. As the year progressed, this industry began to see increased bookings and its stock performance improved substantially. Semiconductor stocks were the best performing in the technology sector in 1996, and they made a significant contribution to the Series' return for the year. Near the end of the year, we sold some semiconductor holdings to realize the gains; this sector represented approximately 28% of the Series' holdings at the end of the year.

          Late in the year, we purchased three stocks in the wireless communications field, and this group made up approximately 14% of the portfolio at year end. Prior to our purchase of these stocks, the group had been depressed due to a slowdown in the U.S. market in 1995. Our analysis showed that international markets have picked up to a point that overrides the U.S. slowdown. In addition, we expect to see a re_acceleration in wireless stocks in 1997 as new digital wireless phone service comes on line.
  This will require the building of networks, which will benefit the companies whose stock we hold, and we also expect it to stimulate demand in the wireless area.

          A third important component of the Technology Series is the consumer software area, representing approximately 12% of the portfolio at the end of the year. Due to a large oversupply, this sector has been going through a shake_out. This caused prices of many of the stocks to be depressed, providing the opportunity to purchase the stock of several strong companies at bargain levels. We believe these companies will benefit from the industry consolidation we expect to take place.

          Looking ahead to 1997 and beyond, we believe we have structured the Technology Series to benefit from the trends we expect to see in the technology sector of the market. As we've discussed previously, our three major themes are: increased consumer acceptance of technology, increased use of technology in the business world, and expanded use of technology internationally. This overview remains intact, and we continue to find exciting opportunities in this sector of the market.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors
1

Performance Update as of December 31, 1996






Manning & Napier Fund, Inc. - Technology Series

                                                                     Total Return
Through                                          Growth of $10,000                  Average
12/31/96                                         Investment          Cumulative     Annual

One Year                                         $           12,090         20.90%    20.90%
Inception 2                                      $           19,244         92.44%    32.20%










S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           16,514         65.14%    23.85%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. _Small Cap
Series from its current activation (4/30/92) to present (12/31/96) as compared to the Standard & Poor's (S&P) 500 Total Return
Index. 1


<graphic>
<line chart>

Data for chart to follow:






Date      Manning & Napier Technology Series  S&P 500 Total Return Index

08/29/94                              10,000                      10,000
12/31/94                              11,350                       9,773
06/30/95                              14,736                      11,742
12/31/95                              15,918                      13,433
06/30/96                              16,674                      14,787
12/31/96                              19,244                      16,514



1 The Standard and Poor's (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter
Market. S&P 500 Total Return Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2  The Fund and Index performance numbers are calculated from August 29,
1994,  the  Fund's  current  activation  date.    The  Fund's  performance  is
historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996








                                                         Value
                                            Shares      (Note 2)

COMMON STOCK - 87.8%
COMPUTER EQUIPMENT - 5.4%
   Digital Equipment Corp.*                  117,000  $ 4,255,875
   Varitronix International Ltd. (Note 6)  1,000,000    1,810,060
                                                        6,065,935

INFORMATION RETRIEVAL SERVICES - 2.9%
    America Online, Inc.*                     98,800    3,285,100

PRIMARY METAL INDUSTRIES - 1.6%
     American Superconductor Corp.*          173,000    1,838,125

RETAIL - SPECIALTY STORES - 4.2%
   Tandy Corp.                               107,000    4,708,000

SEMICONDUCTORS - 17.7%
    Altera Corp.*                             69,000    5,015,438
    Intel Corp.                               63,000    8,249,062
    Texas Instruments, Inc.                  104,000    6,630,000
                                                       19,894,500
SOFTWARE - 22.1%
   Activision Inc.*                           82,000    1,055,750
   Broderbund Software, Inc.*                102,000    3,034,500
   Electronic Arts, Inc.*                    170,000    5,089,375
   Founder Hong Kong Ltd.* (Note 6)        2,200,000      846,203
   Maxis, Inc.*                               77,300      946,925
   Microsoft Corp.*                           66,000    5,453,250
   Oracle Corp.*                             107,625    4,493,344
   Parametric Technology Co.*                 43,000    2,209,125
   Spectrum Holobyte, Inc.*                  231,000    1,732,500
                                                       24,860,972

TELECOMMUNICATION EQUIPMENT - 33.9%
   ADC Telecommunications, Inc.*             110,000    3,423,750
   BroadBand Technologies, Inc.*             250,300    3,691,925
   Cisco Systems, Inc.*                       33,000    2,099,625
   DSC Communications Corp.*                 225,000    4,021,875
   ECI Telecommunications Ltd.               210,200    4,466,750
   Glenayre Technologies, Inc.*              245,000    5,282,812
   Motorola, Inc.                             80,000    4,910,000


The accompanying notes are an integral part of the financial statements.
3

Investment Portfolio - December 31, 1996







                                                       Shares/           Value
                                                  Principal Amount     (Note 2)

TELECOMMUNICATION EQUIPMENT (continued)

   Northern Telecom Ltd.                                     76,800  $  4,752,000
   Nokia Corp., Ab-ADR (Note 6)                              94,000     5,416,750
                                                                       38,065,487

TOTAL COMMON STOCK
   (Identified Cost $81,017,403)                                       98,718,119

SHORT-TERM INVESTMENTS - 12.5%
   Federal Farm Credit Discount Note, 1/08/1997   $       7,000,000     6,992,846
   Farm Credit Discount Note, 1/24/1997                   6,000,000     5,979,186
   Galaxy Government Fund                                 1,069,222     1,069,222

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $14,041,254)                                       14,041,254

TOTAL INVESTMENTS - 100.3%
   (Identified Cost $95,058,657)                                      112,759,373

LIABILITIES, LESS OTHER ASSETS - (0.3%)                                  (327,316)

NET ASSETS - 100%                                                    $112,432,057




*Non-income producing security.





FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $95,058,657 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                         $20,978,428

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                          (3,277,712)

UNREALIZED APPRECIATION - NET                                                               $17,700,716



The accompanying notes are an integral part of the financial statements.
4

Statement of Assets and Liabilities





DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $95,058,657)(Note 2)     $112,759,373
Foreign currency, at value (cost $78,086)                             78,116
Cash                                                                   8,486
Dividends receivable                                                  48,680
Receivable for fund shares sold                                       45,410
Prepaid expense                                                        3,029

TOTAL ASSETS                                                     112,943,094

LIABILITIES:

Accrued management fees (Note 3)                                      96,073
Accrued Directors' fees (Note 3)                                       1,661
Payable for fund shares redeemed                                     392,184
Audit fee payable                                                     16,666
Other payables and accrued expenses                                    4,453

TOTAL LIABILITIES                                                    511,037

NET ASSETS FOR 8,939,764 SHARES
   OUTSTANDING                                                  $112,432,057

NET ASSETS CONSIST OF:

Capital stock                                                   $     89,397
Additional paid-in-capital                                        87,293,192
Accumulated net realized gain on investments and other assets      7,348,722
Net unrealized appreciation on investments and other assets       17,700,746

TOTAL NET ASSETS                                                $112,432,057

NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE
   ($112,432,057/8,939,764 shares)                              $      12.58


The accompanying notes are an integral part of the financial statements.
5

Statement of Operations





FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Interest                                                        $   497,327
Dividends                                                           320,980

Total Investment Income                                             818,307

EXPENSES:

Management fees (Note 3)                                            938,964
Directors' fees (Note 3)                                              6,750
Custodian fee                                                        13,555
Audit fee                                                            13,042
Miscellaneous                                                         3,764

Total Expenses                                                      976,075

NET INVESTMENT LOSS                                                (157,768)

REALIZED AND UNREALIZED GAIN (LOSS)
   ON INVESTMENTS:

Net realized gain on investments and other assets (identified
    cost basis)                                                   7,770,819
Net change in unrealized appreciation on investments and
    other assets                                                 12,349,434

NET REALIZED AND UNREALIZED GAIN  (LOSS)
   ON INVESTMENTS                                                20,120,253

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                              $19,962,485


The accompanying notes are an integral part of the financial statements.
6

Statement of Changes in Net Assets






                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:


Net investment income (loss)                            $      (157,768)  $        71,018
Net realized gain on investments                              7,770,819        19,400,886
Net change in unrealized appreciation (depreciation)
   on investments                                            12,349,434          (268,944)

Net increase in net assets from operations                   19,962,485        19,202,960


DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                      (37,295)          (33,723)
From net realized gain on investment                         (2,466,358)      (17,390,172)

Total distributions to shareholders                          (2,503,653)      (17,423,895)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease)  from capital share
   transactions (Note 5)                                     41,826,182          (561,295)

Net increase in net assets                                   59,285,014         1,217,770

NET ASSETS:

Beginning of period                                          53,147,043        51,929,273

End of period (including undistributed net investment
   income of $0 and $37,295, respectively)              $   112,432,057   $    53,147,043



The accompanying notes are an integral part of the financial statements.
7

Financial Highlights





                                                For the     For the       For the       For the
                                                  Year        Year        Period         Period       For the       For the
                                                 Ended       Ended      8/29/94(1)     1/1/92 to     Year Ended    Year Ended
                                                12/31/96    12/31/95    to 12/31/94    5/11/92(2)     12/31/91      12/31/90


PER SHARE DATA (FOR A SHARE OUTSTANDING
THROUGHOUT EACH PERIOD ):*

NET ASSET VALUE - BEGINNING  OF PERIOD         $   10.71   $   11.35   $    10.00(3)  $     10.25   $      8.00   $      9.41

Income from investment operations:
   Net investment income (loss)                   (0.021)      0.018         (0.013)        0.010        (0.040)        0.020
   Net realized and unrealized gain (loss)
      on investments                               2.191       4.515          1.363         1.530         2.930        (0.830)

Total from investment operations                   2.170       4.533          1.350         1.540         2.890        (0.810)

Less distributions to shareholders:
   From net investment income                         --      (0.010)            --            --            --        (0.030)
   From net realized gain on investments          (0.300)     (5.163)            --        (1.940)       (0.640)       (0.570)
   Redemption of capital                              --          --             --        (9.850)           --            --

Total distributions to shareholders               (0.300)     (5.173)            --       (11.790)       (0.640)       (0.600)

NET ASSET VALUE - END OF PERIOD                $   12.58   $   10.71   $      11.35   $      0.00   $     10.25   $      8.00

Total return (4):                                  20.90%      40.25%          13.5%          -(5)         36.1%        (8.9)%

Ratios of expenses (to average net assets) /
   Supplemental Data:
    Expenses                                        1.04%       1.12%       1.32%(6)   1.35%(6)(5)         1.13%         1.14%
    Net investment income                         (0.17%)       0.13%     (0.40)%(6)   0.20%(6)(5)       (0.33)%      0.20%(7)

Portfolio turnover                                   107%        107%             5%            0%            4%           25%

Average commission rate paid                   $  0.0163   $  0.0156             --            --            --            --

NET ASSETS - END OF PERIOD (000'S OMITTED)     $ 112,432   $  53,147   $     51,929             -   $     5,594   $     5,835






* The investment practice of the Fund results in the active operation of the investment portfolio for discrete period. The Fund was in active operation from November 4, 1988 to May 11, 1992. On May 11, 1992, the Fund redeemed all shares held. The Fund recommenced investment operations on August 29, 1994.

1  Recommencement of operations.

2 Date of complete redemption.
3 Initial offering price upon recommencement of operations on August 29, 1994.

4 Represents aggregate total return for the period indicated.

5 The Fund ceased investment operations on May 11, 1992; therefore, ratios and total return would not be representative of an actively operating fund.
6 Annualized.
7 Investment income per share is comprised of recurring dividends and interest income which amounted to $0.07 per share and special dividends from Bell Industries and Tempest Technologies, Inc.

The accompanying notes are an integral part of the financial statements.
8

Notes to Financial statements


1.     ORGANIZATION

         Technology Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

          Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (the Advisor) and its affiliates. The investment practice of the Fund results in the active operation of the investment portfolio for discrete periods. As of December 31, 1996, the Fund has been in active operation from November 4, 1988 to May 11, 1992 and from August 29, 1994 to December 31, 1996.

         The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as Technology Series Class D Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primarily traded.
    Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code. Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designates $197,895 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

          At December 31, 1996, the Fund had no open foreign currency exchange contracts.

     OPTION CONTRACTS

The Fund may write (sell) or buy call or put options on securities and other financial instruments. When the Fund writes a call, the Fund gives the purchaser the right to buy the underlying security from the Fund at the price specified in the option contract (the exercise price) at any time during the option period. When the Fund writes a put option, the Fund gives the purchaser the right to sell to the Fund the underlying security at the exercise price at any time during the option period. The Fund will only write options on a covered basis. This means that the Fund will own the underlying security when the Fund writes a call or the Fund will put aside cash, U.S. Government securities, or other liquid assets in the amount not less than the exercise price at all times the put option is outstanding.

When the Fund writes a call or put option, an amount equal to the premium received is included in the Funds Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

If  a  written option expires on its stipulated expiration date or if the Fund enters into a closing transaction, a gain or loss is realized on the contract. When a gain or loss is realized, the liability related to such option contract is extinguished.  If a written call option is exercised, a gain or loss is realized from the sale of the underlying security and the premium received from the option is added to proceeds from the sale of the underlying security thereby increasing the gain or decreasing the loss from the sale of the underlying security. If a written put option is exercised, the cost of the underlying security purchased by the Fund will be decreased by the premium originally received.

The Fund may also purchase options in an attempt to hedge against fluctuations in the value of its portfolio and to protect against declines in the value of the securities. The premium paid by the Fund for the purchase of a call or put option is included in the Funds Statement of Assets and
     Liabilities as an investment and subsequently marked-to-market to reflect the current market value of the option. The current market value of the option is the closing price or, in the absence of a closing price, the bid price.

Notes to Financial Statements

     OPTION CONTRACTS (continued)

If an option the Fund has purchased expires on the stipulated expiration date, the Fund realizes a loss in the amount of the cost of the option.  If the
      Fund exercised a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the Fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such a sale are decreased by the premium originally paid.

The  measurement  of  the risks associated with option contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for option contracts for the year ended December
    31, 1996 are as follows:

WRITTEN CALL OPTIONS

               Shares     Amount

     Balance at December 31, 1995           0          $0
     Options entered into during 1996    (330)        (50,571)
     Options expired during 1996          330          50,571
     Options exercised during 1996          0           0
     Balances at December 31, 1996          0          $0

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $938,964 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services.  The salaries of all officers of the Fund.

Notes to Financial Statements

       And of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the
 Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996
 .
4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $124,914,905 and $88,429,657, respectively, for the year ended December 31,
 1996.

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of Technology Series were:





              For the Year                   For the Year
             Ended 12/31/96                 Ended 12/31/95

                 Shares          Amount         Shares          Amount

Sold              4,212,766   $44,608,367        1,415,392   $ 17,145,335
Reinvested          243,127     2,487,188        1,612,684     17,272,178
Repurchased        (479,442)   (5,269,373)      (2,641,988)   (34,978,808)
Total             3,976,451   $41,826,182          386,088   $   (561,295)

Notes to Financial Statements


6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies and the United States government. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the United States government.

7.     TECHNOLOGY SECURITIES

          The Fund may focus its investments in certain related technology industries; hence, the Fund may subject itself to a greater degree of risk than a fund that is more diversified.
14

Independent Auditors' Report

     TO THE SHAREHOLDERS AND DIRECTORS OF
     MANNING & NAPIER FUND, INC.- TECHNOLOGY SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- Technology Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- Technology Series as of December
  31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997
15

Manning & Napier Fund, Inc.


International Series

Annual Report
December 31, 1996

Management Discussion and Analysis

     Dear Shareholders:

          The International Series finished the year well ahead of the Morgan Stanley Capital International World Index. As of December 31, 1996, the Series held investments in Germany (at 28%), France (28%), Italy (11%), Spain (10%), Hong Kong (5%), Mexico (2%), and the United Kingdom (2%).

       Our overview for these holdings remains firmly on track. In Europe, we continue to see a commitment by the governments to strengthening their economies. This has been evidenced by several actions, including a series of discount rate cuts across continental Europe. In the United Kingdom, where growth is stronger and inflationary risks are higher, the central bank raised the discount rate as a preemptory move against inflation. We have also seen many privatizations of state-run businesses in Europe, further evidence of an increased commitment to free enterprise.

          As the Europeans prepare for European Monetary Union (EMU), all the countries have been avidly pursuing fiscal discipline. While this has had a negative near-term effect on growth, it has allowed for sharply declining interest rates; lower interest rates support the equity markets as they ultimately help provide improved corporate earnings and make equities the more
attractive  investment  alternative.    European  countries  have  also  been
implementing monetary policies which have led to lower inflation and therefore lower bond yields. This is the case even in countries, like Italy and Spain, which traditionally have high inflation. The combination of monetary easing and fiscal tightening is a classic signal for a weakening currency, and we have therefore hedged the currencies of some countries where appropriate.

      As we have discussed in previous shareholder reports, our investments in Hong Kong are in H-Shares, which are shares of Chinese companies traded in Hong Kong. This market performed very well in 1996, and we expect continued strong growth as China has been implementing easier monetary policies with the goal of spurring growth.

        We are also pleased with the growing strength of the Mexican economy. Confidence has been returning to the Mexican market as is evidenced by increased foreign investment. In addition, inflation, while still high, has been significantly reduced, and this should allow interest rates to decline. As we expected, the companies in which we have invested have benefited substantially from the improved situation in Mexico.

Management Discussion and Analysis

      The countries represented in the Series portfolio have been the same for approximately a year; however, our team of international analysts also considers other countries for the Series. Countries for which our overview and stock valuations converge in a compelling story will be added to the portfolio. For example, we have been watching Japan, where strong monetary easing is in place and the weakening of the yen is driving international competitiveness higher. Should valuations there become more attractive, Japan could be a near-term addition to the portfolio, though again, hedging the currency would be a major issue.

     We wish you a healthy, happy, and prosperous 1997.

     Sincerely,

     Manning & Napier Advisors, Inc.

<graphic>
<pie chart>

Data for chart to follow:

Portfolio Allocation by Country*

France 32%
Germany 32%
Hong Kong 6%
Italy 13%
Mexico 3%
Spain 2%
United Kingdom 2%

*As a percentage of common stocks.

Performance Update as of December 31, 1996





Manning & Napier Fund, Inc.
International Series

                                                 Total Return
Through                      Growth of $10,000                  Average
12/31/96                     Investment          Cumulative     Annual

One Year                     $           12,235         22.35%    22.35%
Inception 2                  $           14,557         45.57%     9.01%








S&P 500 Total Return Index

                                                Total Return
Through                     Growth of $10,000                  Average
12/31/96                    Investment          Cumulative     Annual

One Year                    $           12,290         22.90%    22.90%
Inception 2                 $           20,052        100.52%    17.34%







Morgan Stanley
Capital International World Index

                                                       Total Return
Through                            Growth of $10,000                  Average
12/31/96                           Investment          Cumulative     Annual

One Year                           $           11,348         13.48%    13.48%
Inception 2                        $           17,421         74.21%    13.61%




The value of a $10,000 investment in the Manning & Napier Fund, Inc. - International
Series from its inception (8/27/92) to
present (12/31/96) as compared to the
Standard & Poor's (S&P) 500 Total Return
Index and the Morgan Stanley Capital
International World Index. 1

<graphic>
<line chart>
Data for chart to follow:







Date        Manning & Napier    S&P 500 Total   Morgan Stanley Capital
          International Series  Return Index   International World Index

08/27/92                10,000         10,000                     10,000
12/31/92                10,598         10,643                      9,880
12/31/93                13,359         11,709                     12,103
12/31/94                11,425         11,868                     12,717
12/31/95                11,898         16,312                     15,351
06/30/96                13,229         17,955                     16,439
12/31/96                14,557         20,052                     17,421





1 The Standard & Poor (S&P) 500 Total Return Index is an unmanaged capitalization-weighted measure of 500 widely held common stocks listed on the New York Stock Exchange, American Stock Exchange, and Over-the-Counter market. The Morgan Stanley Capital International World Index is a market capitalization-weighted measure of the total return of 1,570 companies listed on the stock exchanges of the United States, Europe, Canada, Australia, New Zealand and the Far East.
The Morgan Stanley Capital International Index is denominated in U.S. Dollars. The Indices' returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

2 Performance numbers for the Fund and Indices are calculated from August 27, 1992, the Fund's inception date. The Fund's performance is historical and may not be indicative of future results.

Investment Portfolio - December 31, 1996






                                                    Value
                                         Shares   (Note 2)


COMMON STOCK - 85.56%

FRANCE - 27.73%
AEROSPACE & MILITARY TECHNOLOGY - 0.31%
   Thomson CSF                           14,389  $  466,607

AUTOMOBILES - 0.57%
   PSA Peugeot Citroen                    7,545     849,002

BANKING - 2.11%
   Cie Financiere De Paribas             13,919     941,083
   Compagnie de Suez SA                  19,575     832,039
   Societe Generale                      12,813   1,385,002
                                                  3,158,124

BEVERAGE & TOBACCO - 2.20%
   LVMH (Louis Vuitton Moet-Hennessy)    11,764   3,284,430

BUILDING MATERIALS & COMPONENTS - 0.54%
   Lafarge, SA                           13,327     799,371

BUSINESS & PUBLIC SERVICES - 1.41%
   Compagnie Generale des Eaux           16,992   2,105,194

CHEMICALS - 1.50%
   L'Air Liquide                         14,380   2,244,298

CONSTRUCTION & HOUSING - 0.25%
   Bouygues                               3,604     373,597

ELECTRICAL & ELECTRONICS - 1.15%
   Alcatel Alsthom                       21,353   1,714,839

ENERGY SOURCES - 3.65%
   Elf Acquitaine, SA                    37,335   3,397,588
   Total SA - B                          25,288   2,056,191
                                                  5,453,779

FINANCIAL SERVICES - 0.52%
   Compagnie Bancaire SA                  3,827     452,755
   Societe Eurafrance SA                    743     320,968
                                                    773,723

FOOD & HOUSEHOLD PRODUCTS - 0.98%
   Groupe Danone                         10,381   1,446,153


The accompanying notes are an integral part of the financial statements.
4

Investment Portfolio - December 31, 1996





                                             Value
                                  Shares    (Note 2)


HEALTH & PERSONAL CARE - 3.30%
   Sanofi SA                      11,667  $ 1,159,967
   L'Oreal                        10,013    3,769,862
                                            4,929,829

INDUSTRIAL COMPONENTS - 0.54%
   Michelin-B                     15,025      810,894

LEISURE & TOURISM - 0.41%
   Accor SA                        4,809      608,775

MACHINERY & ENGINEERING - 1.95%
   Schneider SA                   13,595      628,414
   Sidel SA                       33,200    2,283,720
                                            2,912,134

MATERIALS & COMMODITIES - 1.48%
   Compagnie de Saint-Gobain      15,599    2,206,122

MERCHANDISING - 2.96%
   Carrefour Supermarche           6,048    3,934,149
   Casino Guichard-Perrachon      10,600      493,446
                                            4,427,595

MULTI-INDUSTRY - 1.90%
   AXA SA                         27,573    1,753,213
   Chargeurs International SA*     1,235       61,156
   Lyonnaise des Eaux-Dumez        7,820      727,613
   Pathe SA*                       1,235      297,450
                                            2,839,432

TOTAL FRENCH SECURITIES
   (Identified Cost $30,262,717)           41,403,898

GERMANY - 27.68%

AIRLINES - 0.21%
   Deutsche Lufthansa AG          23,700      319,993

AUTOMOBILES - 5.36%
   Daimler-Benz AG*               59,540    4,081,385
   Volkswagen AG                   9,484    3,928,421
                                            8,009,806


The accompanying notes are an integral part of the financial statements.
5

Investment Portfolio - December 31, 1996






                                                       Value
                                          Shares      (Note 2)


BANKING - 3.33%
   Bayerische Vereinsbank AG                49,730  $ 2,016,273
   Dresdner Bank AG                         99,090    2,961,651
                                                      4,977,924

CHEMICALS - 2.28%
   Bayer AG                                 83,750    3,398,314

CONSTRUCTION & HOUSING  - 0.60%
   Hochtief AG                              22,770      895,086

ELECTRICAL & ELECTRONICS - 3.73%
   Siemens AG                              120,000    5,568,617

INSURANCE - 2.78%
   Allianz AG Holding                        2,307    4,152,156

MACHINERY & ENGINEERING - 2.12%
   Mannesmann AG                             5,725    2,463,264
   M.A.N. AG                                 2,902      700,491
                                                      3,163,755

MATERIALS & COMMODITIES - 0.55%
   Degussa AG                                1,790      814,137

MULTI-INDUSTRY - 1.74%
   Viag AG                                   6,656    2,605,653

UTILITIES - GAS & ELECTRIC - 4.98%
   RWE AG                                   75,810    3,172,186
   VEBA AG                                  74,150    4,263,838
                                                      7,436,024

TOTAL GERMAN SECURITIES
   (Identified Cost $29,140,238)                     41,341,465

HONG KONG - 4.83%
ENERGY SOURCES - OIL/GAS - 0.84%
   Zhenhai Refining & Chemical Co Ltd.   3,402,000    1,253,557

RETAIL - APPAREL -0.94%
   Giordano International Ltd.           1,650,000    1,407,968

SOFTWARE - 1.37%
   Founder Hong Kong Ltd.*               5,300,000    2,038,580


The accompanying notes are an integral part of the financial statements.
6

Investment Portfolio - December 31, 1996





                                                                Value
                                                   Shares     (Note 2)


TELECOMMUNICATIONS -0.56%
   Champion Technology Holdings                   4,398,729  $  836,006

TEXTILES & APPAREL -1.01%
   Yizheng Chemical Fibre Co. Ltd.                6,224,000   1,512,838

WHOLESALE - SPECIAL LINES - 0.11%
   Goldlion Holdings Ltd.                           200,000     164,198

TOTAL HONG KONG SECURITIES
   (Identified Cost $7,557,254)                               7,213,147

ITALY -10.97%
AUTOMOBILES - 0.91%
   Fiat S.p.A.                                      450,000   1,360,669

BUILDING MATERIAL & COMPONENTS - 0.31%
   Italcementi S.p.A.                                83,600     468,115

CONSTRUCTION & HOUSING -0.35%
   Sirti S.p.A.                                      86,500     524,241

ENERGY SOURCES - OIL/GAS - 0.44%
   Edison S.p.A.                                    104,000     657,706

FINANCIAL SERVICES - 1.16%
   Banca Commerciale Italiana                       242,000     439,999
   Banco Ambrosiano Veneto S.p.A.                    80,700     194,041
   Credito Italiano S.p.A.                          288,000     316,078
   Istituto Bancario San Paolo di Torina S.p.A.     126,800     776,836
                                                              1,726,954

FOOD & HOUSEHOLD PRODUCTS - 0.29%
   Parmalat Finanziaria S.p.A.                      280,080     428,053

INSURANCE - 2.27%
   Assicurazioni Generali S.p.A.                    136,004   2,575,827
   R.A.S. S.p.A.                                     47,575     443,468
   S.A.I. S.p.A.                                     40,400     372,595
                                                              3,391,890

MULTI-INDUSTRY -0.77%
   Montedison S.p.A.*                               896,140     610,413
   Pirelli S.p.A.                                   288,000     534,070
                                                              1,144,483


The accompanying notes are an integral part of the financial statements.
7

Investment Portfolio - December 31, 1996








                                                            Value
                                               Shares      (Note 2)


RETAIL - SPECIATLY STORES - 0.18%
   La Rinascente S.p.A.                          45,000  $   260,869
   La Rinascente S.p.A. 11/30/1999 warrants       2,250          992
                                                             261,861

TELECOMMUNICATIONS - 3.64%
   Telecom Italia S.p.A.                      1,060,000    2,751,245
   Telecomm Italia Mobile S.p.A.              1,060,000    2,677,925
                                                           5,429,170

TEXTILES & APPAREL - 0.24%
   Benetton Group S.p.A.                         28,800      364,078

UTILITIES - GAS & ELECTRIC - 0.41%
   Italgas S.p.A.                               150,000      625,987

TOTAL ITALIAN SECURITIES
   (Identified Cost $16,430,885)                          16,383,207

MEXICO - 2.26%
BEVERAGE & TOBACCO -0.77%
   Coca-Cola Femsa S.A.                         400,000    1,155,869

FOOD - PROCESSING - 0.90%
   Grupo Industrial Maseca S.A. - Series B    1,075,000    1,348,830

REAL ESTATE - 0.06%
   Grupo Situr S.A. - Series B*               1,575,000       83,839

RETAIL - DEPARTMENT STORES - 0.53%
   Cifra, SA  - Series B*                       650,000      792,505

TOTAL MEXICAN SECURITIES
   (Identified Cost $2,843,934)                            3,381,043

SPAIN - 10.06%
BEVERAGE & TOBACCO - 0.12%
   Tabacalera SA - A                              4,266      183,722

CONSTRUCTION & HOUSING - 0.27%
   Dragados & Construcciones SA                  11,988      184,716
   Fomento de Construcciones y Contratas SA       2,277      212,264
                                                             396,980

ENERGY SOURCES - OIL/GAS - 0.99%
   Repsol SA                                     38,365    1,471,947


The accompanying notes are an integral part of the financial statements.
8

Investment Portfolio - December 31, 1996





                                                              Value
                                                 Shares     (Note 2)

FINANCIAL SERVICES - 2.62%
   Banco Bilbao Vizcaya SA                        28,290  $  1,527,842
   Banco Central Hispanoamericano SA              18,888       485,299
   Banco Santander SA                             18,728     1,199,002
   Corp. Bancaria De Espana SA (Argentaria)       15,512       694,339
                                                             3,906,482

INSURANCE - 0.11%
   Corporacion Mapfre                              2,823       172,034

METAL - STEEL - 0.23%
   Acerinox SA                                     2,343       338,636

MULTI-INDUSTRY - 0.28%
   Autopistas Concesionaria Espanola SA           29,865       411,854

REAL ESTATE -0.03%
   Inmobiliaria Metropolitana Vasco Central SA     1,128        41,496

TELECOMMUNICATIONS - 1.71%
   Telefonica de Espana                          110,009     2,555,307

UTILITIES - GAS & ELECTRIC - 3.70%
   Empresa Nacional de Electridad (ENDESA)        29,210     2,079,367
   Gas Natural SDG - E                             4,993     1,161,706
   Iberdrola SA                                  122,474     1,736,158
   Union Electrica Fenosa SA                      52,126       560,217
                                                             5,537,448

TOTAL SPANISH SECURITIES
   (Identified Cost $9,477,871)                             15,015,906

UNITED KINGDOM - 2.03%
MERCHANDISING - 2.03%
   Tesco plc                                     500,000     3,036,293

TOTAL UNITED KINGDOM SECURITIES
   (Identified Cost $2,210,889)                              3,036,293

TOTAL COMMON STOCK
   (Identified Cost $97,923,788)                           127,774,959


The accompanying notes are an integral part of the financial statements.
9

Investment Portfolio - December 31, 1996






                                          Principal         Value
                                        Amount/Shares     (Note 2)


SHORT-TERM INVESTMENTS - 12.96%
Federal Home Loan Mortgage Corp.
   Discount Note, 1/17/97               $   13,000,000  $ 12,969,204
Dreyfus U.S. Treasury Money Market           6,319,428     6,319,428

TOTAL SHORT-TERM INVESTMENTS
   (Identified Cost $19,360,632)                          19,360,632

TOTAL INVESTMENTS - 98.52%
   (Identified Cost $117,284,420)                        147,135,591

OTHER ASSETS, LESS LIABILITIES - 1.48%                     2,195,758

NET ASSETS -100%                                        $149,331,349



*Non-income producing security.






FEDERAL TAX INFORMATION:

At December 31, 1996, the net unrealized appreciation based on identified cost for federal income tax purposes of $117,425,442 was as follows:

Aggregate gross unrealized appreciation for all investments
in which there was an excess of value over tax cost                                 $35,918,689

Aggregate gross unrealized depreciation for all investments
in which there was an excess of tax cost over value                                  (6,208,540)

UNREALIZED APPRECIATION - NET                                                       $29,710,149



The accompanying notes are an integral part of financial statements.
10





INDUSTRY CONCENTRATION - DECEMBER 31, 1996
                                               Percent
                                            of Net Assets

Utilities - Gas & Electric                           9.09%
Automobiles                                          6.84%
Energy Sources                                       5.92%
Telecommunication                                    5.91%
Banking                                              5.44%
Insurance                                            5.16%
Merchandising                                        4.99%
Electrical & Electronics                             4.88%
Multi-Industry                                       4.69%
Financial Services                                   4.30%
Machinery & Engineering                              4.07%
Chemicals                                            3.78%
Health & Personal Care                               3.30%
Beverage & Tobacco                                   3.09%
Materials & Commodities                              2.03%
Retail                                               1.65%
Construction & Housing                               1.47%
Business & Public Services                           1.41%
Software                                             1.37%
Food & Household Products                            1.27%
Textiles & Apparel                                   1.25%
Food Processing                                      0.90%
Building Materials & Components                      0.85%
Industrial Components                                0.54%
Leisure & Tourism                                    0.41%
Aerospace & Military Technology                      0.31%
Metals-Steel                                         0.23%
Airlines                                             0.21%
Wholesale - Special Lines                            0.11%
Real Estate                                          0.09%

TOTAL COMMON STOCK                                  85.56%



The accompanying notes are an integral part of the financial statements.
11

Statement of Assets and Liabilities






DECEMBER 31, 1996

ASSETS:

Investments, at value (Identified Cost $117,284,420)(Note 2)         $147,135,591
Foreign currency, at value (cost $2,135,706)                            2,117,749
Receivable for forward foreign currency exchange
   contracts sold (Note 2)                                             81,565,507
Receivable for securities sold                                          1,466,191
Foreign tax reclaims receivable                                           399,663
Receivable for fund shares sold                                            61,730
Dividends receivable                                                       28,685
Prepaid expense                                                             5,523

TOTAL ASSETS                                                          232,780,639

LIABILITIES:

Accrued management fees (Note 3)                                          123,423
Accrued Directors' fees (Note 3)                                            1,661
Payable for forward foreign currency contracts sold,
   at value (Note 2)                                                   82,569,683
Payable for fund shares redeemed                                          686,948
Audit fee payable                                                          28,966
Custodian fee payable                                                      27,071
Other payables and accrued expenses                                        11,538

TOTAL LIABILITIES                                                      83,449,290

NET ASSETS FOR 12,939,100 SHARES
   OUTSTANDING                                                       $149,331,349

NET ASSETS CONSIST OF:

Capital stock                                                        $    129,391
Additional paid-in-capital                                            117,447,753
Undistributed net investment income                                       110,482
Accumulated net realized gain on investments                            2,811,395
Net unrealized appreciation on investments, foreign currency,
      forward currency contracts, and other assets and liabilities     28,832,328

TOTAL NET ASSETS                                                     $149,331,349

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER SHARE
($149,331,349/12,939,100 shares)                                     $      11.54



The accompanying notes are an integral part of the financial statements.
12

Statement of Operations




FOR THE YEAR ENDED DECEMBER 31, 1996

INVESTMENT INCOME:

Dividends (net of withholding)                                 $ 2,559,888
Interest                                                           956,585

Total Investment Income                                          3,516,473

EXPENSES:

Management fees (Note 3)                                         1,363,591
Directors' fees (Note 3)                                             6,750
Custodian fee                                                       91,450
Audit fee                                                           28,966
Registration and filing fees                                        11,034
Miscellaneous                                                       23,263

Total Expenses                                                   1,525,054

NET INVESTMENT INCOME                                            1,991,419

REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS:

Net realized gain on -
    Investments (identified cost basis)                            753,139
     Foreign currency and forward foreign currency
         exchange contracts                                      6,231,777

Net realized gain on investments                                 6,984,916

Net change in unrealized appreciation (depreciation) on-
   Investments                                                  19,506,468
   Foreign currency and forward currency contracts and other
       assets and liabilities                                     (646,903)

Net unrealized appreciation on investments                      18,859,565

NET REALIZED AND UNREALIZED GAIN
   ON INVESTMENTS                                               25,844,481

NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                             $27,835,900


The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets





                                                          For the Year      For the Year
                                                         Ended 12/31/96    Ended 12/31/95
INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:

Net investment income                                   $     1,991,419   $     1,544,241
Net realized gain (loss) on investments                       6,984,916        (5,910,357)
Net change in unrealized appreciation on investments         18,859,565         8,433,964

Net increase in net assets from operations                   27,835,900         4,067,848

DISTRIBUTIONS TO SHAREHOLDERS (NOTE 2):

From net investment income                                   (1,821,116)       (1,539,988)
From paid-in-capital                                                 --        (2,083,389)
From net realized gain on investment                           (241,966)         (757,156)

Total distributions to shareholders                          (2,063,082)       (4,380,533)

CAPITAL STOCK ISSUED AND REDEEMED:

Net increase (decrease) from capital share
   transactions (Note 5)                                     (4,735,326)       42,642,060

Net increase in net assets                                   21,037,492        42,329,375

NET ASSETS:

Beginning of period                                         128,293,857        85,964,482

End of period (including undistributed net investment
   income of $110,482 and $0, respectively)             $   149,331,349   $   128,293,857



The accompanying notes are an integral part of the financial statements.
14

Financial Highlights







                                                                  For the Years Ended

                                                                       12/31/96          12/31/95    12/31/94    12/31/93


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $               9.57   $    9.54   $   11.33   $    9.19

Income from investment operations:
   Net investment income                                                        0.156       0.123       0.143       0.150
   Net realized and unrealized gain (loss)
      on investments                                                            1.976       0.262      (1.784)      2.240

Total from investment operations                                                2.132       0.385      (1.641)      2.390

Less distributions to shareholders:
   From net investment income                                                  (0.143)     (0.118)         --      (0.250)
   From paid-in-capital                                                            --      (0.160)         --          --
   From net realized gain on investments                                       (0.019)     (0.077)     (0.149)         --
   In excess of net realized gains                                                 --          --          --          --

Total distributions to shareholders                                            (0.162)     (0.355)     (0.149)     (0.250)

NET ASSET VALUE - END OF PERIOD                                  $              11.54   $    9.57   $    9.54   $   11.33

Total return (2):                                                               22.35%       4.14%    (14.48)%      26.00%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                                     1.12%       1.20%       1.18%       1.16%
    Net investment income                                                        1.46%       1.42%       1.38%       1.39%

Portfolio turnover                                                                  2%         14%         31%         20%

Average commission rate paid                                     $             0.0013   $  0.0021           -           -

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $            149,331   $ 128,294   $  85,964   $  92,012



                                                                     For the
                                                                  Period 8/27/92
                                                                  (commencement
                                                                  of operations)
                                                                   to 12/31/92


PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT
EACH PERIOD):

NET ASSET VALUE - BEGINNING  OF PERIOD                           $         10.00

Income from investment operations:
   Net investment income                                                   0.030
   Net realized and unrealized gain (loss)
      on investments                                                       0.570

Total from investment operations                                           0.600

Less distributions to shareholders:
   From net investment income                                             (0.030)
   From paid-in-capital                                                       --
   From net realized gain on investments                                  (1.240)
   In excess of net realized gains                                     (0.140)(1)

Total distributions to shareholders                                       (1.410)

NET ASSET VALUE - END OF PERIOD                                  $          9.19

Total return (2):                                                           6.01%

Ratios of expenses (to average net assets) /Supplemental Data:
    Expenses                                                             1.33%(3)
    Net investment income                                                0.85%(3)

Portfolio turnover                                                             0%

Average commission rate paid                                                   -

NET ASSETS - END OF PERIOD (000'S OMITTED)                       $        72,163






1    Distributions  differ from net investment income and net realized capital gains because of book/tax timing differences, due to the requirements of the Internal Revenue Code.

2  Represents aggregate total return for the period indicated.

3  Annualized.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements




1.     ORGANIZATION

      International Series (the "Fund") is a no-load non-diversified series of Manning & Napier Fund, Inc. (the "Corporation"). The Corporation is organized in Maryland and is registered under the Investment Company Act of
 1940, as amended, as an open-end management investment company.

          Shares of the Fund are offered to clients and employees of Manning & Napier Advisors, Inc. (The Advisor) and its affiliates. The total authorized capital stock of the Corporation consists of one billion shares of common stock each having a par value of $0.01. As of December 31, 1996, 940 million shares have been designated in total among 19 series, of which 50 million have been designated as International Series Class G Common Stock.

2.     SIGNIFICANT ACCOUNTING POLICIES

     SECURITY VALUATION

          Portfolio securities, including domestic equities, foreign equities, options and corporate bonds, listed on an exchange are valued at the last quoted sales price of the exchange on which the security is primatily traded.
    Securities not traded on valuation date or securities not listed on an exchange are valued at the latest quoted bid price.

          Debt securities, including government bonds and mortgage backed securities, will normally be valued on the basis of evaluated bid prices.

         Securities for which representative prices are not available from the Fund's pricing service are valued at fair value as determined in good faith by the Advisor under procedures established by and under the general supervision of the Fund's Board of Directors.

      Short-term investments that mature in sixty (60) days or less are valued at amortized cost, which approximates market value.

     SECURITY TRANSACTIONS, INVESTMENT INCOME AND EXPENSES

        Security transactions are accounted for on the date the securities are
  purchased  or  sold.   Dividend income is recorded on the ex-dividend date.
 Interest income and expenses are recorded on an accrual basis.

       Most expenses of the Corporation can be attributed to a specific fund. Expenses which cannot be directly attributed are apportioned among the funds in the Corporation.

Notes to Financial Statements

     FEDERAL INCOME TAXES

          The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. The Fund is not subject to federal income or excise tax to the extent the Fund distributes to shareholders each year its taxable income, including any net realized gains on investments in accordance with requirements of the Internal Revenue Code.
  Accordingly, no provision for federal income tax or excise tax has been made in the financial statements.

     The Fund uses the identified cost method for determining realized gain or loss on investments for both financial statement and federal income tax reporting purposes.

     DISTRIBUTION OF INCOME AND GAINS

     Distributions to shareholders of net investment income are made annually. Distributions are recorded on the ex-dividend date. Distributions of net realized gains are distributed annually. An additional distribution may be necessary to avoid taxation of the Fund.

       The timing and characterization of certain income and capital gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. The differences may be a result of deferral of certain losses, foreign denominated investments or character reclassification between net income and net gains. As a result, net investment income (loss) and net investment gain (loss) on investment transactions for a reporting period may differ significantly from distributions to shareholders during such period. As a result, the Fund may periodically make reclassification among its capital accounts without impacting the Fund's net asset value.

         The Fund hereby designates $241,966 as capital gain dividends for the year ended December 31, 1996.

     FOREIGN CURRENCY TRANSLATION

          The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: a) investment securities, other assets and liabilities are converted to U.S. dollars based upon current exchange rates; and b) purchase and sales of securities and income and expenses are converted into U.S. dollars based upon the currency exchange rates prevailing on the respective dates of such transactions.

          Gains and losses attributable to foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. The portion of both realized and unrealized gains and losses on investment that result from fluctuations in foreign currency exchange rates is not separately stated.

Notes to Financial Statements

     FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

     The Fund may purchase or sell forward foreign currency contracts in order to hedge a portfolio position or specific transaction. Risks may arise if the counterparties to a contract are unable to meet the terms of the contract or if the value of the foreign currency moves unfavorably.

     All forward foreign currency contracts are adjusted daily by the exchange rate of the underlying currency and, for financial statement purposes, any gain or loss is recorded as unrealized gain or loss until a contract has been closed. Realized and unrealized gain or loss arising from a transaction is included in net realized and unrealized gain (loss) from foreign currency and forward currency exchange contracts.

         The Fund regularly trades forward foreign currency exchange contracts with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to changes in foreign currency exchange rates.

        The notional or contractual amount of these instruments represents the investment the Fund has in forward foreign currency exchange contracts and does not necessarily represent the amounts potentially at risk. The measurement of the risks associated with forward foreign currency exchange contracts is meaningful only when all related and offsetting transactions are considered. A summary of obligations for forward currency exchange contracts sold on December 31, 1996 is as follows:




                                          Net Unrealized
Settlement  Contracts       In Exchange      Contracts      Appreciation/
   Date     to Deliver          For          At Value      (Depreciation)

  01/27/97  Deutsche Marks  $ 41,176,092  $    41,657,216  $     (481,124)
  01/27/97  French Francs   $ 40,389,415  $    40,912,467  $     (523,052)


       On December 31, 1996, the Fund had sufficient cash and/or securities to cover any commitments under there contracts.

     OTHER

          The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of the revenues and expenses during the reporting period. Actual results could differ from those estimates.
18

Notes to Financial Statements


3.     TRANSACTIONS WITH AFFILIATES

          The Fund has an investment advisory agreement with Manning & Napier Advisors, Inc. (the "Advisor"), for which the Fund pays the Advisor a fee, computed daily and payable monthly, at an annual rate of 1% of the Fund's average daily net assets. The fee amounted to $1,363,591 for the year ended
 December 31, 1996.

          Under the Fund's Investment Advisory Agreement (the "Agreement"), personnel of the Advisor provide the Fund with advice and assistance in the choice of investments and the execution of securities transactions, and otherwise maintain the Fund's organization. The Advisor also provides the Fund with necessary office space and portfolio accounting and bookkeeping services. The salaries of all officers of the Fund and of all Directors who are "affiliated persons" of the Fund or of the Advisor, and all personnel of the Fund or of the Advisor performing services relating to research, statistical and investment activities are paid by the Advisor.

       The Advisor has agreed that, in any fiscal year, if the expenses of the Fund (including the advisory fee but excluding interest, taxes, brokerage commissions, and extraordinary expenses) exceed the limits set by applicable regulation of state securities commissions, the Advisor will reduce its fee by the amount of such excess.

        The Advisor also acts as the transfer, dividend paying and shareholder servicing agent for the Fund. These services are provided at no additional cost to the Fund.

          Manning & Napier Investor Services, Inc., a registered broker-dealer affiliate of the Advisor, acts as distributor for the Fund's shares. The services of Manning & Napier Investor Services, Inc. are provided at no additional cost to the Fund.

       The compensation of the non-affiliated Directors totaled $6,750 for the year ended December 31, 1996.

4.     PURCHASES AND SALES OF SECURITIES

     Purchases and sales of securities, other than short-term securities, were $10,853,674 and $2,647,901, respectively, for the year ended December 31,
 1996.
19

Notes to Financial Statements

5.     CAPITAL STOCK TRANSACTIONS

     Transactions in shares of International Series were:




              For the Year                    For the Year
             Ended 12/31/96                  Ended 12/31/95

             Shares           Amount         Shares           Amount
             ---------------  -------------  ---------------  ------------

Sold              1,645,694   $ 17,300,172        4,223,049   $41,054,909
Reinvested          184,488      2,044,126          460,661     4,327,528
Repurchased      (2,297,367)   (24,079,624)        (287,048)   (2,740,377)
Total              (467,185)  $ (4,735,326)       4,396,662   $42,642,060



6.     FOREIGN SECURITIES

          Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in securities of U.S. companies  and the United States government.
  These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than of those securities of comparable U.S. companies and the United States government.

Independent Auditors' Report

     TO THE SHAREHOLDERS AND DIRECTORS OF
     MANNING & NAPIER FUND, INC.- INTERNATIONAL SERIES:

       We have audited the accompanying statement of assets and liabilities of Manning & Napier Fund, Inc.- International Series, including the schedule of portfolio investments, as of December 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein. These financial statements and financial highlights are the responsibility of the Funds management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
        We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

          In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Manning & Napier Fund, Inc.- International Series as of
 December 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated in the financial highlights table herein in conformity with generally accepted accounting principles.

     COOPERS & LYBRAND L.L.P.

     BOSTON, MASSACHUSETTS
     JANUARY 23, 1997